                                                                    EXHIBIT 10.1


NATIONSBANK




                         LOAN AND SECURITY AGREEMENT



                                BY AND AMONG



                          NATIONSBANK, N.A. (SOUTH)

                                 AS LENDER,



                                     AND



                THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.

                                AS BORROWER,



                                     AND



                       CERTAIN AFFILIATES OF BORROWER,

                               AS GUARANTORS.





                            ______________, 1996

                          LOAN AND SECURITY AGREEMENT

                               TABLE OF CONTENTS



RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

1.  GENERAL DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.1     Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Account Debtor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Chief Financial Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Combined Debt Service Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Combined Total Liabilities to Net Worth Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Debt Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Dollars  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Environmental Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 General Intangibles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Guaranty Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Inventory  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Loan Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Permitted Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Permitted Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Permitted Locations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                 Permitted Purchase Money Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Prime Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Prohibited Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Purchase Money Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Purchase Money Lien  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Reportable Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Revolver Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Revolver Loan Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Revolver Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 Security Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 Solvent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 Term Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 Term Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.2     Accounting and Other Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.3     Certain Matters of Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

2.  CREDIT FACILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.1     Term Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.2     Revolver Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.3     Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

3.  INTEREST, FEES, AND REPAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.1     Term Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (A)      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (B)      Payment of Principal and Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (C)      Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.2     Revolver Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (A)      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (B)      Payment of Principal and Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

4.  COLLATERAL: GENERAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.1     Security Interest in Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.2     Financing Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.3     Insurance of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.4     Protection of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

5.  PROVISIONS RELATING TO ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         5.1     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         5.2     Records and Schedules of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

         5.3     Verification of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         5.4     Collection of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

6.  PROVISIONS RELATING TO INVENTORY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         6.1     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         6.2     Inventory Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

7.  PROVISIONS RELATING TO EQUIPMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         7.1     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

8.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         8.1     General Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         8.2     Survival of Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

9.  COVENANTS AND CONTINUING AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         9.1     Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         9.2     Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         9.3     Financial Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

10. CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         10.1    Documentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         10.2    Other Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         11.1    Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         11.2    Acceleration of the Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         11.3    Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         11.4    Remedies Cumulative; No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

12. MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         12.1    Power of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         12.2    Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         12.3    Modification of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         12.4    Reimbursement of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         12.5    Indulgences Not Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         12.6    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         12.7    Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         12.8    Cumulative Effect; Conflict of Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         12.9    Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         12.10   Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         12.11   Lender's Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         12.12   Demand Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         12.13   Lender's Right to Set-Off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         12.14   Time of Essence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

         12.15   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         12.16   Marshalling; Payments Set Aside  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         12.17   Independence of Covenants, Representations and Warranties  . . . . . . . . . . . . . . . . . . . . .  31
         12.18   Governing Law; Consent to Forum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         12.19   General Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         12.20   Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 (A)      Special Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 (B)      Reservation of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33



Exhibits
--------

Exhibit A-1      Form of Term Note
Exhibit A-2      Form of Revolver Note
Exhibit A-3      Form of Term Note-Fixed Rate
Exhibit B-1      Borrower's Business Locations
Exhibit B-2      Other Business Locations
Exhibit C-1      Borrower's Corporate Names
Exhibit C-2      Other Corporate Names
Exhibit D        Litigation
Exhibit E        Form of Compliance Certificate
Exhibit F        Other Liens
Exhibit G        Existing Indebtedness
Exhibit H        Form of Guaranty

NATIONSBANK(R)


                          LOAN AND SECURITY AGREEMENT




         THIS LOAN AND SECURITY AGREEMENT is made as of this ____ day of _____________________, 1996, by and among NATIONSBANK, N.A. (SOUTH) ("Lender"), a national bank having an office at 600 Peachtree Street, N.E., Atlanta, Georgia 30308; THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation ("Borrower"); THE PROFIT RECOVERY GROUP INTERNATIONAL I, INC., a Georgia corporation ("PRG International"); THE PROFIT RECOVERY GROUP U.K., INC., a Georgia corporation ("PRG U.K."); THE PROFIT RECOVERY GROUP ASIA, INC., a Georgia corporation ("PRG Asia"); THE PROFIT RECOVERY GROUP CANADA, INC., a Georgia corporation ("PRG Canada"); THE PROFIT RECOVERY GROUP NEW ZEALAND, INC., a Georgia corporation ("PRG New Zealand"); THE PROFIT RECOVERY GROUP NETHERLANDS, INC., a Georgia corporation ("PRG Netherlands"); THE PROFIT RECOVERY GROUP BELGIUM, INC., a Georgia corporation ("PRG Belgium"); THE PROFIT RECOVERY GROUP MEXICO, INC., a Georgia corporation ("PRG Mexico") THE PROFIT RECOVERY GROUP FRANCE, INC., a Georgia corporation ("PRG France"); THE PROFIT RECOVERY GROUP AUSTRALIA, INC., a Georgia corporation ("PRG Australia"); and THE PROFIT RECOVERY GROUP GERMANY, INC., a Georgia corporation ("PRG Germany") (Borrower, PRG International, PRG U.K., PRG Asia, PRG Canada, PRG New Zealand, PRG Netherlands, PRG Belgium, PRG Mexico, PRG France, PRG Australia and PRG Germany each a "Loan Party" and, collectively, the "Loan Parties").


                                   RECITALS:

         WHEREAS, in order to provide funds for the working capital and general corporate needs of Borrower, Borrower desires to obtain a revolving line of credit from Lender for an amount of up to $10,000,000.00 at any time outstanding, and Lender is willing to make such loan and advances to Borrower up to such amount upon the terms and conditions set forth herein; and

         WHEREAS, in order to provide funds for the Borrower's future acquisition of companies, Borrower desires to obtain loans from Lender and advances up to $20,000,000.00 at any time outstanding from Lender, and Lender is willing to make such loan and such advances to Borrower up to such amount, upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party, Lender, Borrower and the other Loan parties hereby agree as follows:


SECTION 1.   GENERAL DEFINITIONS

         1.1 DEFINED TERMS. When used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                 ACCOUNTS - means all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by Loan Party or in which Loan Party now has or hereafter acquires any interest.

                 ACCOUNT DEBTOR - means any Person who is or may become obligated under or on account of an Account.

                 AFFILIATE - means a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Borrower; (ii) which beneficially owns or holds 5% or more of any class of the voting Securities of Borrower; or (iii) 5% or more of the voting Securities (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by Borrower or a Subsidiary of Borrower. For purposes hereof, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise.

                 AGREEMENT - means this Loan and Security Agreement, as the same may be modified or amended from time to time.

                 BUSINESS DAY - means any day that is not a Saturday, Sunday or a legal holiday on which banks are authorized or required to be closed in Atlanta, Georgia.

                 CHIEF FINANCIAL OFFICER - means Donald E. Ellis, Jr. or such other senior financial officer of the Loan Parties designated by the Loan Parties.

                 CLOSING DATE - means the date on which all of the conditions precedent in Section 10 are satisfied and the initial Loan is made hereunder.

                 CODE - means the Uniform Commercial Code as adopted and in force in the State of Georgia, as from time to time in effect.

                 COLLATERAL - means all of the Property and interests in Property described in Section 4 hereof, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

                 COMBINED DEBT SERVICE COVERAGE RATIO - means, for any period of time, the ratio computed as of the last day of such period of time of (i) EBITDA to (ii) Debt Service.

                 COMBINED NET WORTH - means, at any time, the combined (or consolidated, as appropriate under GAAP) net worth of the Loan Parties, as determined in accordance with GAAP.

                 COMBINED TOTAL LIABILITIES TO NET WORTH RATIO - means, for any period of time, the ratio on the last day of such period of time of
         (i) the total Indebtedness of the Loan Parties to (ii) the combined (or consolidated, as appropriate under GAAP) net worth of the Loan Parties, as determined in accordance with GAAP.

                 CURRENT ASSETS - means, as of any date, the combined (or consolidated, as appropriate under GAAP) current assets of the Loan Parties which would be properly classified as current assets shown on a balance sheet as of such date in accordance with GAAP, except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

                 CURRENT LIABILITIES - means, as of any date, the combined (or consolidated, as appropriate under GAAP) current liabilities of the Loan Parties which would be properly classified as current liabilities shown on a balance sheet as of such date in accordance with GAAP, except that amounts payable to affiliates shall be excluded therefrom.

                 DEBT SERVICE - means with respect to any period of time, the sum of all (i) interest expense, (ii) the current maturities of all long-term Indebtedness for borrowed money or capitalized leases, (iii) any other principal payments made with respect to Indebtedness for borrowed money or capitalized leases, whether subordinated or unsubordinated, (iv) maintenance capital expenditures (which the Loan Parties estimate will be approximately $1,000,000.00 per year as of the present date), (v) cash taxes, and (vi) dividends.

                 DEFAULT - means an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                 DISTRIBUTION - in respect of any corporation means and includes: (i) the payment of any dividends or other distributions on capital stock of the corporation, and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities; and in respect of any partnership means any distribution on account of any interest in the partnership.

                 DOLLARS - and the sign "$" shall refer to currency of the
         United States of   America.

                 EBITDA - means, for any period of calculation, the combined (or consolidated, as appropriate under GAAP) Net Income of the Loan Parties for such period, plus (i) Interest Expense during such period, plus (ii) income tax expense during such period, plus (iii) amortization and depreciation expense deducted during such period in calculating Net Income.

                 ENVIRONMENTAL LAWS - means all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

                 ENVIRONMENTAL LIENS - means Liens in favor of a governmental entity arising under or in connection with any Environmental law.

                 EQUIPMENT - means all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in Loan Party's operations or owned by a Loan Party or in which a Loan Party has an interest, whether now owned or hereafter acquired by a Loan Party and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

                 ERISA - means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations from time to time promulgated thereunder.

                 EVENT OF DEFAULT - as defined in Section 11.1 of this
         Agreement.

                 FUNDED DEBT - means, as of any date of determination, the combined (or consolidated, as appropriate under GAAP) Indebtedness for Money Borrowed for all Loan Parties, including the principal portion of all capital lease obligations.

                 GAAP - means generally accepted accounting principles in the United States of America in effect from time to time.

                 GENERAL INTANGIBLES - means all general intangibles of a Loan Party, whether now owned or hereafter created or acquired by a Loan Party, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, operational manuals, all claims under guaranties, security interests or other security held by or granted to a Loan Party to secure payment of any of the

         Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

                 GUARANTOR - means each Loan Party (other than Borrower), and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

                 GUARANTY AGREEMENTS - means the Guaranty which is to be executed by each Guarantor in form and content acceptable to Lender and by which a Guarantor shall unconditionally guarantee payment of the Obligations.

                 INDEBTEDNESS - as applied to a Person means, without duplication (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, capitalized lease obligations, (ii) all obligations of other Persons which such Person has guaranteed and (iii) in the case of the Loan Parties (without duplication), the Obligations.

                 INTEREST EXPENSE - means, for any period of calculation, the combined (or consolidated, as appropriate under GAAP) aggregate of all interest expense paid or accrued by the Loan Parties during such period, as determined in accordance with GAAP.

                 INVENTORY - means all of a Loan Party's inventory, whether now owned or hereafter acquired by a Loan Party, including, but not limited to, all goods intended for sale or lease by a Loan Party, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in a Loan Party's business; and all documents evidencing and General Intangibles relating to any of the foregoing.

                 LIEN - means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

                 LOAN DOCUMENTS - means this Agreement, the Other Agreements, and the Security Documents.

                 LOANS - means all loans and advances made by Lender pursuant to this Agreement, including, without limitation, the Term Loan and all Revolver Loans.

                 MONEY BORROWED - means, as applied to Indebtedness, (i) Indebtedness for borrowed money; (ii) Indebtedness, whether or not in any such case the same was for borrowed money, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitute obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for property;
         (iii) Indebtedness that constitutes a capitalized lease obligation;
         (iv) Indebtedness under any agreement or obligation to reimburse the issuer of any letter of credit for amounts paid by the issuer on account of such letter of credit; and (v) Indebtedness under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof.

                 NET INCOME - means, for any period of calculation, the combined (or consolidated, as appropriate under GAAP) net income or loss after taxes of the Loan Parties as calculated in accordance with GAAP.

                 OBLIGATIONS - means all Loans and all other advances, debts, liabilities, obligations, covenants and duties owing, arising, due or payable from Borrower or any Guarantor to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the Other Agreements or otherwise and whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorney's fees and any other sums chargeable to Borrower or Guarantor under this Agreement or any of the other Loan Documents.

                 OTHER AGREEMENTS - means any and all agreements, instruments and documents (other than this Agreement and the Security Documents) heretofore, now or hereafter executed by Borrower or any Guarantor in favor of or delivered to Lender in respect to the transactions contemplated by this Agreement, including, without limitation, the Term Notes and the Revolver Note.

                 PERMITTED DISTRIBUTIONS - means a Distribution made by a Loan Party which does not result in the Combined Debt Service Coverage Ratio of the Loan Parties to be less than 1.5 to 1.0 for any fiscal quarter.

                 PERMITTED LIENS - means any Lien of a kind specified in subparagraphs (i) through (viii) of Section 9.2(E) of this Agreement.

                 PERMITTED LOCATIONS - means the business locations set forth in Exhibits B-1 and B-2 attached hereto and any other business locations, notice of which has been given to Lender.

                 PERMITTED PURCHASE MONEY INDEBTEDNESS - means Purchase Money Indebtedness incurred by the Loan Parties which does not, on a combined (or consolidated, as appropriate under GAAP) basis, exceed $1,000,000.00 during any fiscal year.

                 PERSON - means an individual, partnership, corporation, joint stock company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                 PLAN - means an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

                 PRIME RATE - means the rate of interest announced by Lender from time to time as its prime rate, whether or not Lender actually charges such rate and whether or not such rate is the lowest rate charged by Lender; and if the prime rate is discontinued by Lender as a standard, a comparable reference rate designated by Lender as a substitute therefor shall be the Prime Rate.

                 PROHIBITED TRANSACTION - means any transaction set forth in
         Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

                 PROPERTY - means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                 PURCHASE MONEY INDEBTEDNESS - means and includes (i) Indebtedness (other than Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than Obligations) incurred at the time or within ten (10) days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

                 PURCHASE MONEY LIEN - means a Lien upon fixed assets granted by Borrower to secure Purchase Money Indebtedness, but only if such Lien shall at all times be limited solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

                 REPORTABLE EVENT - means any of the events set forth in
         Section 4043(b) of ERISA.

                 REVOLVER LOAN - means a Loan made by Lender as provided in
         Section 2.2 of this Agreement.

                 REVOLVER LOAN PERIOD - means the period from the date of this Agreement until September 30, 1998.

                 REVOLVER NOTE - means the Promissory Note to be executed by Borrower on or about the date of this Agreement, which shall be in the form of Exhibit A-2 attached hereto, as the same may be modified or amended from time to time after execution and deliver thereof.

                 SECURITY - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

                 SECURITY DOCUMENTS - means the Guaranty Agreements and all other instruments and agreements now or hereafter securing the whole or any part of the Obligations.

                 SOLVENT - as to any Person, such Person (i) owns Property the fair value of which is greater than the amount required to pay all such Person's Indebtedness (including contingent debts), (ii) owns Property the present fair salable value of which is greater than the amount that will be required to pay the probable liability of such Person on its existing Indebtedness as such become absolute and mature, (iii) is able to pay all of its Indebtedness as such Indebtedness matures, and (iv) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

                 SUBSIDIARY - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than fifty percent (50%) of the voting Securities at the time of determination.

                 TERM LOAN - the Loan described in Section 2.1 of this
         Agreement.

                 TERM NOTE - means a Promissory Note or Promissory Notes to be executed by Borrower in connection with a Term Loan, which shall be in the form of Exhibit A-1 or Exhibit A-3 attached hereto, as applicable, as the same may be modified or amended from time to time after execution and deliver thereof.

         1.2 ACCOUNTING AND OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with that applied in preparation of the financial statements referred to in Section 9.1(I), and all financial data delivered to Lender pursuant to this Agreement shall be prepared in accordance with such principles, subject to normal year end adjustments. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

         1.3 CERTAIN MATTERS OF CONSTRUCTION. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


SECTION 2.   CREDIT FACILITY

         2.1 TERM LOAN. Subject to all of the terms and conditions of this Agreement, Lender agrees, upon Borrower's request, to advance to Borrower, from time to time until September 30, 1998, Term Loans in an aggregate principal amount outstanding at any one time not to exceed $20,000,000.00, the proceeds of which are to be used by Borrower in connection with future acquisitions. At the time of each advance under the Term Loan, Borrower shall execute and deliver to Lender a promissory note in the form of the Term Note attached to this Agreement, together with all such other documents and instruments as may be required pursuant to the terms of this Agreement. All advances under the Term Loan shall be subject to the prior approval of Lender, which approval shall not be unreasonably withheld, provided that the proposed acquisition and the proposed amounts to be funded under the Term Loan (i) do not violate any of the terms or conditions of this Agreement or any of the Loan Documents; (ii) the acquisition candidate is a company in the same industry as Borrower; and
(iii) on a historical and proforma basis, following such acquisition, Borrower and all Loan Parties shall remain in compliance with all terms, covenants and conditions contained in all of the Loan Documents.

         2.2 REVOLVER LOANS. Subject to all of the terms and conditions of this Agreement, Lender agrees, upon Borrower's request, to advance to Borrower, from time to time during the Revolver Loan Period, Revolver Loans in an aggregate principal amount outstanding at any one time not to exceed Ten Million Dollars ($10,000,000.00), which shall be evidenced by and repayable in accordance with the terms of this Agreement and the Revolver Note. The proceeds of the Revolver Loans shall be used for Borrower's general working capital needs to the extent not inconsistent with the provisions of this Agreement.

         2.3     LIMITATIONS.

                 (A) At no time shall Lender be obligated to advance amounts under either the Term Loan or the Revolver Loan if, as a result of such advance, the aggregate principal balance of the Loans would exceed $20,000,000.00 (subject to permanent reduction at Borrower's election pursuant to Section 3.2(D) herein).

                 (B) At no time shall Lender be obligated to advance amounts under the Revolver Loan unless, at the time of such advance, Loan Parties have accounts receivable or contracts receivable (billed and unbilled) net of reserves equal to or greater than two times the amount which would be outstanding on the Revolver Loan following such advance.

                 (C) At all times throughout the term of the Revolver Loan, the accounts receivable or contracts receivable of Loan Parties (billed and unbilled) net of reserves shall be equal to or greater than two times the amount outstanding under the Revolver Loan. If at any time such ratio is not achieved, Borrower shall reduce the amount outstanding under the Revolver Loan by an amount necessary to cause such ratio to be achieved.


SECTION 3.   INTEREST, FEES, AND REPAYMENT

         3.1     TERM LOAN.

                 (A) INTEREST. Interest shall accrue on the principal amount of each of the Term Notes at the rates of interest set forth in the Term Note. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date of such Term Note. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement or pursuant to the Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder in excess of the highest applicable rate, Lender shall promptly refund such excess interest to Borrower, and such rate shall automatically be reduced to the maximum rate permitted by such law. Lender agrees that advances made under the Term Loan may, at Borrower's election, accrue interest at a fixed rate of interest, instead of the rates of interest set forth in form of the Term Note attached hereto as Exhibit A-1, throughout the term of the Term Note applicable to such Advance. The fixed rate of interest will be equal to the cost of funds of Lender for a 48-month period as determined and announced by Lender at the time of such advance plus 2.0% per annum. In the event that Borrower elects that a particular Term Note bear interest at such fixed rate, then the Term Note shall be in the form attached hereto as Exhibit A-3.

                 (B) PAYMENT OF PRINCIPAL AND INTEREST. Each advance under the Term Loan shall be repayable in forty-eight (48) monthly installments. Payment of such monthly installments shall commence one (1) month following the date of the Term Note applicable to such advance and shall continue on the same day of each and every month thereafter until the maturity date of such Term Note. In the event interest accrues under a Term Note at the fixed rate of interest described in Section 3.1(A) above, equal monthly payments of principal and interest shall be due and payable under such Term Note based upon an amortization of the principal amount of such Term Note at such fixed rate over a period of forty-eight (48) months. If a Term Note is accruing interest at any rate other than such fixed rate, the monthly payments shall consist of all accrued and unpaid interest together with one forty-eighth (1/48) of the principal amount of such Term Note. All Term Notes shall have a maturity date of forty-eight (48) months following the date of such Term Note.

                 (C) PREPAYMENTS. Borrower may not prepay a Term Note in whole or in part except as herein specifically provided in such Term Note. In the event of a partial prepayment of a Term Note, following the date of such prepayment, monthly installments shall be due and payable consisting of (i) all accrued and unpaid interest, and (ii) equal installments of principal based upon an amortization of the outstanding principal balance of the Note following such prepayment over the number of monthly installments payable between such date and the maturity date of the Note. In the case of a Term Note having a fixed rate of interest, the amount of such monthly installments following a partial prepayment shall be based upon a re-amortization of the outstanding principal balance of such Term Note over the remaining number of monthly installments at the fixed rate of interest provided for in such Term Note.

         3.2     REVOLVER LOANS.

                 (A) INTEREST. Interest shall accrue on the principal amount of the Revolver Loan at the rates of interest sets forth in the Revolver Note. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date hereof. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement or pursuant to the Revolver Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, Lender shall promptly refund such excess interest to Borrower and such rate shall automatically be reduced to the maximum rate permitted by such law.

                 (B) PAYMENT OF PRINCIPAL AND INTEREST. Interest accrued and unpaid on the Revolver Note shall be payable monthly on the last day of each calendar month for interest accrued in such month. The entire unpaid principal balance of the Revolver Note, plus all unpaid and accrued interest thereon, shall be due and payable on September 30, 1998. Additionally, all outstanding principal under the Revolver Note must be reduced to zero for a period of at least 30 consecutive days during each calendar year.

                 (C) PREPAYMENTS. Payments of principal portions of the Revolver Note accruing interest at a LIBOR based interest rate option shall be subject to a prepayment premium as set forth in the terms of the Revolver Note.

         3.3 COMMITMENT FEE. Simultaneously with the execution of this Agreement, Borrower shall pay to Lender an aggregate commitment fee of $50,000.00 with respect to the Revolver Loan and with respect to the Term Loan, which has been fully earned, and shall not be subject to rebate except as may be required by applicable law. Such fee shall compensate Lender for the costs associated with the origination, structuring, processing, approving and closing the Revolver Loan and the Term Loan, including, but not limited to, administrative, out-of-pocket, general overhead and lost opportunity costs, but not including any expenses for which Borrower has agreed to reimburse Lender pursuant to any other provisions of this Agreement or any of the other Loan Documents, such as, by way of example, legal fees and expenses.

         3.4 UNUSED FACILITY FEE. In addition to other fees payable under the terms and conditions of this Agreement and in addition to principal and interest under the Revolver Note and each of the Term Notes, Borrower shall pay to Lender on the first day of April, July, October and January, commencing on January 1, 1997 and ending October 1, 1998, a fee equal to .25 percent (on a per annum basis) of the difference between (i) the maximum aggregate amount which Lender has agreed to advance under the Loans (which, as of the date hereof, is $20,000,000.00); and (ii) the average daily aggregate outstanding principal balance under the Loans throughout the fiscal quarter preceding such payment date. Borrower may, at its option, elect to permanently reduce the maximum amount which Borrower is entitled to borrow and which Lender is obligated to advance under the Loans by providing Lender with three business days' advance written notice of such election and provided that the minimum amount of such permanent reduction of the Loans is at least $1,000,000.00.

         3.5 LATE CHARGE; DEFAULT INTEREST. Borrower shall pay to Lender a late charge of five percent (5%) of each payment past due for ten (10) days or more. After the occurrence and during the continuance of any Event of Default, the principal amount of all Obligations (and, to the extent permitted by applicable law, all accrued interest thereon) may, if elected by the Lender in its discretion, bear interest at a rate per annum equal to two percent (2%) above the otherwise applicable interest rate under Sections 3.1 and 3.2 above (the "Default Rate"), which rate adjustment shall be effective from the date notice thereof is given by the Lender to Borrower.

         3.6 ALL LOANS TO CONSTITUTE ONE OBLIGATION. All Loans shall constitute one general obligation of Borrower, and shall be secured by Lender's security interest in and Lien upon all of the Collateral and by all other security interests and Liens heretofore, now or at any time or times hereafter granted by Borrower to Lender.


SECTION 4.   COLLATERAL: GENERAL TERMS

         4.1 SECURITY INTEREST IN COLLATERAL. To secure the prompt payment and performance to Lender of the Obligations, each Loan Party hereby grants (and reaffirms any and all prior grants) to Lender a continuing security interest in and Lien upon all of the following Property and interests in Property of such Loan Party, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                 (A)              Accounts;

                 (B)              Inventory;

                 (C)              Equipment;

                 (D)              General Intangibles;

                 (E) All monies and other Property of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or a bailee of Lender;

                 (F) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A), (B), (C), (D) and
(E) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to, or destruction of any or all of the Collateral; and

                 (G) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts, and other computer materials and records) of such Loan Party pertaining to any of (A), (B), (C),
(D), (E) or (F) above.

         4.2 FINANCING STATEMENTS. Each Loan Party agrees to execute the financing statements provided for by the Code together with any and all other instruments, assignments or documents and shall take such other action from time to time as may be required to perfect or to continue the perfection of Lender's security interest in the Collateral. Unless prohibited by applicable law, each Loan Party hereby authorizes Lender to execute and file any such financing statement on its behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

         4.3 INSURANCE OF COLLATERAL. Each Loan Party agrees to maintain and pay for insurance upon all Collateral wherever located, covering casualty, hazard, public liability and such other risks and in such amounts and with such insurance companies as shall be reasonably satisfactory to Lender to insure Lender's interest in the Collateral. Each Loan Party shall deliver certificates or duplicate originals of such policies to Lender with satisfactory lender's loss payable endorsements naming Lender loss payee. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of Lender shall not be impaired or invalidated by any act or neglect of either Loan Party or owner of the Property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. If a Loan Party fails to provide and pay for such insurance, Lender may, at such Loan Party's expense, procure the same, but shall not be required to do so.

         4.4 PROTECTION OF COLLATERAL. Each Loan Party shall pay and discharge when due all claims to and levies and charges upon any of the Collateral. Lender may, at any time or times hereafter, in its sole discretion, without waiving or releasing any obligations, liability or duty of the Loan Parties under this Agreement or the Other Agreements, or any Event of Default, pay when due, acquire or accept an assignment of any Lien or claim asserted by any Person against any of the Collateral. All sums paid by Lender in respect thereof and all costs, fees and expenses, including, without limitation, attorneys' fees and court costs, which are incurred by Lender on account thereof, shall be payable, upon demand, by such Loan Party to Lender together with interest accruing at the Default Rate from the date of demand until paid and shall be secured by the Collateral. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at such Loan Party's sole risk.


SECTION 5.   PROVISIONS RELATING TO ACCOUNTS

         5.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. With respect to all Accounts, each Loan Party represents and warrants to Lender that Lender may rely on all statements and representations made by such Loan Party with respect to any Account or Accounts. Each Loan Party covenants and agrees that it shall keep and maintain its books and records related to its Accounts and General Intangibles at the corporate office located at 2300 Windy Ridge Parkway, Suite 100 North, Atlanta, Georgia 30339-8426.

         5.2 RECORDS AND SCHEDULES OF ACCOUNTS. Each Loan Party shall keep accurate and complete records of its Accounts and all payments and collections thereon. As soon as possible, but not later than fifteen (15) days after the end of each month, each Loan Party shall deliver to Lender a listing of all identifiable, recoverable net claims outstanding by customer, together with the Loan Party's portion of such claim. Upon written request of Lender, each Loan Party shall deliver to Lender, in form reasonably acceptable to Lender, a detailed aged trial balance of all Accounts and contracts receivable, existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor or Person obligated on the Account or a contract receivable so listed.

         5.3 VERIFICATION OF ACCOUNTS. Upon the occurrence of a Default, Lender shall have the right, at any time or times thereafter, in the name of Lender, any designee of Lender or a Loan Party, to verify the validity, amount or any other matter relating to any Accounts or contracts receivable by mail, telephone, telegraph or otherwise. Each Loan Party shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

         5.4 COLLECTION OF ACCOUNTS. Upon the occurrence of an Event of Default, Lender may notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to such Loan Party. Lender has no duty to protect, insure, collect or realize upon the Accounts or preserve rights in them.


SECTION 6.   PROVISIONS RELATING TO INVENTORY

         6.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. With respect to Inventory, each Loan Party represents and warrants to Lender that Lender may rely on all statements and representations made by such Loan Party with respect to any Inventory and, unless otherwise indicated in writing to Lender, that: all Inventory is presently and will continue to be located at Permitted Locations and will not be removed therefrom except as authorized by Section 4.3 of this Agreement; no Inventory is now, nor shall any Inventory at any time or times hereafter be, stored with a bailee, warehouseman or similar party without Lender's prior written consent; and no Inventory is or will be consigned to any Person without Lender's prior written consent.

         6.2 INVENTORY REPORTS. Each Loan Party agrees to furnish Lender with Inventory reports at such times as Lender may reasonably request. Such reports shall be in form and detail satisfactory to Lender. If required by GAAP, each Loan Party shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall reasonably request.


SECTION 7.   PROVISIONS RELATING TO EQUIPMENT

         7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. With respect to the Equipment, each Loan Party represents, warrants and covenants to and with Lender that the Equipment is generally in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear and damage by insured casualty excepted. Each Loan Party shall maintain accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment, and shall furnish Lender, upon Lender's request, with a current schedule containing the foregoing information.

         7.2 LOCATION OF EQUIPMENT. At least 80% of the Equipment, on a net book value basis, will be kept at either the Atlanta, Georgia location or the Bentonville, Arkansas location of Borrower. In the event Borrower desires to relocate the Equipment in such a manner that would result in less than 80% of the Equipment, on a net book value basis, being maintained in either Atlanta, Georgia or Bentonville, Arkansas, Borrower may relocate such Equipment provided that Borrower notifies Lender of such relocation and Borrower, or the appropriate Loan Party, executes and delivers to Lender such UCC Financing Statements as may be necessary to maintain Lender's perfected first priority security interest in such Equipment in the locations where 80% or more of the Equipment, on a net book value basis, is located.


SECTION 8.   REPRESENTATIONS AND WARRANTIES

         8.1 GENERAL REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement and to make the Term Loan hereunder, each Loan Party, jointly and severally, warrants, represents and covenants to Lender that:

                 (A) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia; has duly qualified and is authorized to do business and is in good standing in all states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary (except where the failure thereof would not have a material adverse effect upon such Loan Party, its financial condition or Property); and has not been known as or used any corporate, fictitious or trade names except as disclosed on Exhibit C-2 attached hereto and made a part hereof.

                 (B) Each Loan Party (other than Borrower) is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia; has duly qualified and is authorized to do business and is in good standing as a foreign corporation in all states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary (except where the failure thereof would not have a material adverse effect upon such Loan Party, its financial condition or Property); and has not been known as or used any corporate, fictitious or trade names except as disclosed on Exhibits C-1 and C-2 attached hereto and made a part hereof.

                 (C) Each Loan Party has the power and is duly authorized to enter into, deliver and perform this Agreement and each of the Other Agreements and each of the Security Documents to which it is a party, and this Agreement is, each of the Other Agreements, and each of the Security Documents when delivered under this Agreement will be, a legal, valid and binding obligation of the respective Loan Party enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                 (D) No Loan Party is engaged principally, or as one of its important activities, in the business of purchasing or carrying "margin stock" (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loans to Borrower will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or be used for any purpose which violates or is inconsistent with the provisions of Regulation X of said Board of Governors.

                 (E) Each Loan Party has all governmental consents, approvals, authorizations, permits, certificates, inspections, and franchises necessary to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

                 (F) Each Loan Party owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others.

                 (G) Except as set forth on Exhibit D attached hereto and made a part hereof, there are no actions, suits, proceedings or investigations pending, or to the knowledge of the Loan Parties, threatened, against or affecting either Loan Party or any of its Properties in any court or before any governmental authority or arbitration board or tribunal, and no action, suit, proceeding or investigation shown on Exhibit D involves the possibility of materially and adversely affecting the Properties or condition (financial or otherwise) of either Loan Party or the ability of either Loan Party to perform this Agreement, the Other Agreements, and the Security Documents or the ability of Guarantor to perform the Loan Documents to which it is a party.

                 (H) Each Loan Party has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its Property, in each case, free and clear of all Liens except Permitted Liens.

                 (I) The balance sheets of the Loan Parties as of June 30, 1996 previously delivered to Lender, and the related statements of profit and loss for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of the Loan Parties at such dates and the results of the Loan Parties' operations for such periods. Since June 30, 1996, there has been no material change in the condition, financial or otherwise, of any of the Loan Parties as shown on the balance sheet as of such date and no change in the aggregate value of Property owned by any of the Loan Parties, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

                 (J) There is no fact which any Loan Party has failed to disclose to Lender in writing which materially affects adversely or will materially affect adversely the Properties, business, prospects, profits, or condition (financial or otherwise) of Borrower or the ability of any Loan Party to perform its respective obligations under the Loan Documents.

                 (K) No Loan Party has received any notice to the effect that it is not in full compliance with any of the requirements of ERISA and the regulations promulgated thereunder in connection with any Plan. No fact or situation, including, but not limited to, any Reportable Event, or Prohibited Transaction exists in connection with any Plan.

                 (L) Each Loan Party has filed all federal, state and local tax returns and other reports it is required by law to file (except where failure to file will not have a material adverse effect upon such Loan Party, its financial condition or property) and has paid, or made provision for the payment of, all taxes, assessments, fees and other government charges that are due and payable, except and to the extent that such taxes, assessments, fees and other government charges are being actively contested in good faith and by appropriate proceedings.

                 (M) Each Loan Party has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to such Loan Party, its Properties or the conduct of its business, including, without limitation, all Environmental Laws.

                 (N) No Default or Event of Default exists or will exist or result from the execution and delivery of the Loan Documents or performance thereunder.

         8.2 SURVIVAL OF REPRESENTATIONS. Each Loan Party covenants, warrants and represents to Lender that all representations and warranties contained in this Agreement or any of the Loan Documents shall be true at the time of execution of this Agreement and the Loan Documents, and shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.


SECTION 9.   COVENANTS AND CONTINUING AGREEMENTS

         9.1 AFFIRMATIVE COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, each Loan Party covenants that, unless otherwise consented to by Lender in writing, it shall:

                 (A) Pay and discharge all taxes, assessments and governmental charges upon it, its income and Properties as and when such taxes, assessments and charges are due and payable, except and to the extent only that such taxes, assessments and charges are being actively contested in good faith and by appropriate proceedings, such Loan Party gives Lender prompt written notice of such contest, maintains adequate reserves on its books therefor and the nonpayment of such taxes does not result in a Lien upon any of its Properties other than a Permitted Lien.

                 (B) File all federal, state and local tax returns and other reports such Loan Party is required by law to file and maintain adequate reserves for the payment of all taxes, assessments, governmental charges, and levies imposed upon it, its income, or its profits, or upon any Property belonging to it.

                 (C) Preserve and maintain its separate corporate or partnership existence, as the case may be, and all rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states in which such qualification is necessary.

                 (D) Maintain its Properties in good condition and make all necessary renewals, repairs, replacements, additions and improvements thereto.

                 (E) Comply with all laws, ordinances, governmental rules and regulations to which it is subject, including, without limitation, all Environmental Laws, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business.

                 (F) (i) At all times make prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Plan; (ii) promptly after the filing thereof, furnish to Lender copies of any annual report required to be filed pursuant to ERISA in connection with each Plan and any other employee benefit plan of it and its Affiliates subject to ERISA; (iii) notify Lender as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which such

Loan Party believes might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States district court of a trustee to administer the Plan; and (iv) furnish to Lender, promptly upon Lender's request therefor, such additional information concerning any Plan or any other such employee benefit plan as may be reasonably requested.

                 (G) Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions.

                 (H) Permit representatives of Lender, from time to time, as may be reasonably requested, but only during normal business hours and upon reasonable notice, to visit and inspect its Properties, inspect and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, such Loan Party's business, assets, liabilities, financial condition, business prospects and results of operations.

                 (I) Cause to be prepared and furnished to Lender the following (all to be kept and prepared in accordance with GAAP applied on a consistent basis): (i) as soon as possible, but not later than ninety (90) days after the close of each fiscal year combined (or consolidated, as appropriate under GAAP) financial statements of the Loan Parties as of the end of such year audited by a firm of independent certified public accountants of recognized standing or otherwise acceptable to Lender (which includes, without limitation, KPMG Peat Marwick) including without limitation statements of financial condition, income, cash flows and changes in shareholders equity;
(ii) as soon as possible, but not later than forty-five (45) days of the end of each fiscal quarter, internally prepared consolidated financial statements of the Loan Parties, including without limitation, a balance sheet and income statement; and (iii) as soon as possible, but no later than thirty (30) days after the end of each month hereafter, a consolidated report of billed and unbilled accounts receivable and contracts receivable (net of reserves) for all Loan Parties in form satisfactory to Lender.

                 (J) At Lender's request, promptly execute or cause to be executed and deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to perfect or to continue the perfection of Lender's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the Other Agreements.

                 (K) Within forty-five (45) days of the end of each fiscal quarter, the Loan Parties shall prepare and deliver to Lender a Compliance Certificate in the form of Exhibit E attached hereto, with appropriate insertions.

                 (L) Maintain its primary domestic deposit accounts with Lender.

                 (M) Provide Lender with copies of all 10-K and 10-Q filings and if requested, all federal and state tax returns of the Borrower and the Guarantors promptly upon the filing of same.

         9.2 NEGATIVE COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, each Loan Party covenants that, unless Lender has first consented thereto in writing, it will not:

                 (A)      Merge or consolidate with any Person provided, that,
(i) a Loan Party may merge with another Loan Party upon thirty (30) days advance notice to the Lender so long as such merger does not have an adverse effect upon the Lender's Lien in the Collateral or the prospects of repayment of the Obligations; and (ii) in connection with an acquisition of a company, such company may be merged or consolidated into a Loan Party upon thirty (30) days' advance notice to Lender and provided all other covenants and agreements set forth in this Agreement regarding the acquisition of such company are met.

                 (B) Make any loans or other advances of money (other than (i) for salary, travel advances, advances against commissions and other similar advances, and (ii) loans and other advances which, in the aggregate under this subparagraph (ii), do not exceed $250,000 in the ordinary course of business).

                 (C) Enter into any transaction with any Affiliate or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of such Loan Party's business and upon fair and reasonable terms which are fully disclosed to Lender and which are no less favorable to such Loan Party than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Loan Party.

                 (D) Guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to the Indebtedness of any Person except by endorsement of instruments or items of payment for deposit or collection.

                 (E) Create or suffer to exist any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except
(i) Liens at any time granted in favor of Lender; (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being contested as permitted by Section 9.1(A) hereof, but only if in Lender's judgment such Liens do not affect adversely Lender's rights or the priority of Lender's Lien in the Collateral; (iii) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies or rentals incurred in the ordinary course of such Loan Party's business, but only if the payment thereof is not at the time required and only if such Liens are junior to the Liens in favor of Lender or any such Liens actively contested in good faith and by appropriate legal proceedings; (iv) Liens resulting from deposits made in the ordinary course of business in connection with workmens compensation, unemployment insurance, social security and other like laws; (v) attachment, judgment and other similar non-tax Liens (excluding Environmental Liens) arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such Liens is and continues to be effectively stayed and bonded on appeal in a manner satisfactory to Lender for the full amount thereof, the validity and amount of the claims secured thereby are being actively contested in good faith and by appropriate lawful proceedings and such Liens do not, in the aggregate, materially detract from the value of the Property of such Loan Party or materially impair the use thereof in the operation of such Loan Party's business; (vi) Purchase Money Liens to secure Indebtedness that is not incurred in violation of this Agreement; (vii) reservations, exceptions, easements, rights of way, and other similar encumbrances affecting real Property, provided that, in Lender's sole judgment, they do not in the aggregate materially detract from the value of said Properties or materially interfere with their use in the ordinary conduct of such Loan Party's business and, if said real Property constitutes Collateral, Lender has consented thereto; and (viii) Liens set forth on Exhibit F.

                 (F) Declare or make hereafter any Distributions, nor hereafter issue new capital stock; provided, that, the Loan Parties may establish a stock option plan or plans for the management and employees of the Loan Parties and issue options and capital stock pursuant to such plan or plans and may issue new capital stock in connection with an acquisition of a company other than an Affiliate, so long as such company is engaged in a similar business to that currently operated by Borrower.

                 (G) Hereafter create any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary unless Lender has been notified in writing of the creation of such Subsidiary or transfer of assets and such Subsidiary has executed and delivered to Lender a guaranty of all obligations of Borrower to Lender in the form of Exhibit H hereto, a security agreement granting Lender a security interest in such of the assets of such Subsidiary as would constitute Collateral under this Agreement and such UCC Financing Statements as Lender requires to perfect such security interest.

                 (H) Transfer its principal place of business or chief executive office, or open new places of business, or maintain warehouses or records with respect to Accounts or Inventory, to or at any locations other than those at which the same are presently kept or maintained, as set forth on Exhibits B-1 and B-2 hereto, except upon at least sixty (60) days prior written notice to Lender and after the delivery to Lender of financing statements, if required by Lender, in form satisfactory to Lender to perfect or continue the perfection of Lender's Lien and security interest hereunder.

                 (I) Enter into any new business which is unrelated to its business as of the date of this Agreement.

                 (J) Use any name (other than its own) or any fictitious name, tradestyle or "d/b/a" except for names disclosed in writing to Lender on or before the Closing Date or upon at least thirty (30) days prior written notice to Lender.

                 (K) Own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Lender shall have received an opinion of counsel satisfactory to Lender to the effect that such purchase or acquisition will not cause this

Agreement to violate Regulations G or U or any other regulation of the Federal Reserve Board then in effect.

                 (L)     Change its fiscal year.

                 (M) Create, incur, assume or suffer to exist, incur or suffer to exist, any Indebtedness except: (i) Obligations owing to Lender;
(ii) unsecured accounts payable to trade creditors which are not aged more than one hundred twenty (120) days from billing date and current operating expenses which are not more than sixty (60) days past due, in each case incurred in the ordinary course of business and paid within such time period, unless the same are actively being contested in good faith and by appropriate and lawful proceedings; (iii) Permitted Purchase Money Indebtedness; (iv) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit; (v) Indebtedness set forth on Exhibit G attached hereto; and (vi) Indebtedness not included in paragraphs (i) through (v) above which does not exceed at any time, in the aggregate, the sum of $250,000.00.


         9.3 FINANCIAL COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, the Loan Parties on a consolidated basis shall:

                 (A) Maintain a Combined Total Liabilities to Net Worth Ratio equal to or less than 1.5 to 1.0 as of the end of each fiscal quarter;

                 (B) Maintain a ratio of Funded Debt to EBITDA equal to or less than 2.0 to 1.0 measured as of the end of each fiscal quarter for the period consisting of such fiscal quarter together with the preceding three fiscal quarters;

                 (C) Maintain a Combined Debt Service Coverage Ratio of at least 1.5 to 1.0 measured as of the end of each fiscal quarter for the period consisting of such fiscal quarter together with the preceding three fiscal quarters;

                 (D) Maintain a Combined Net Worth of at least $34,000,000.00 at any time; and

                 (E) Maintain a ratio of Current Assets to Current Liabilities of at least 1.0 to 1.0 at any time.


SECTION 10.   CONDITIONS PRECEDENT

         Notwithstanding any other provision of this Agreement or any of the Other Agreements, and without affecting in any manner the rights of Lender under the other Sections of this Agreement, it is understood and agreed that this Agreement shall not be effective unless and until each of the following conditions has been and continues to be satisfied, all in form and substance satisfactory to Lender and its counsel:

         10.1 DOCUMENTATION. Lender shall have received the following documents, each to be in form and substance satisfactory to Lender and its counsel:

                 (A) A certificate regarding the Loan Parties' casualty insurance policies evidencing Lender as loss payee and the Loan Parties' liability insurance policies naming Lender as a co-insured;

                 (B) Copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral and evidence in a form acceptable to Lender that such Liens constitute valid and perfected priority security interests and Liens subject only to the Liens set forth on Exhibit F hereto;

                 (C) A copy of the Articles or Certificate of Incorporation of each Loan Party, and all amendments thereto;

                 (D) Good standing certificates for each Loan Party, issued by the Secretary of State or other appropriate official of the jurisdiction of incorporation;

                 (E) A closing certificate signed by officers of the Loan Parties dated as of the date hereof, stating that (i) the representations and warranties set forth in Section 8 hereof are true and correct on and as of such date, (ii) the Loan Parties are on such date in compliance with all the terms and provisions set forth in this Agreement and (iii) on such date no Default or Event of Default has occurred or is continuing;

                 (F) The Other Agreements duly executed and delivered by the Loan Parties;

                 (G) The Security Documents duly executed, accepted and acknowledged by or on behalf of each of the signatories thereto;

                 (H) The favorable, written opinion of Tony G. Mills, counsel to the Borrower and the Guarantors to be in form and content acceptable to Lender and its counsel; and

                 (I) Such other documents, instruments and agreements as Lender shall reasonably request in connection with the foregoing matters.

         10.2 OTHER CONDITIONS. The following conditions have been and shall continue to be satisfied, in the sole discretion of Lender:

                 (A)     No Default or Event of Default shall exist;

                 (B) Each of the conditions precedent set forth in the Other Agreements and the Security Documents shall have been satisfied;

                 (C) Since June 30, 1996, there shall not have occurred any material adverse change in the business, financial condition or results of operations of any Loan Party, or the existence or value of any Collateral, or any event, condition or state of facts which would reasonably be expected materially and adversely to affect the business, financial condition or results of operations of any Loan Party; and

                 (D) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages from any Person in respect of, the consummation of the transactions contemplated hereby or which, in Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.


SECTION 11.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES OF DEFAULT

         11.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default":
Borrower or any Guarantor shall fail to pay any of the Obligations on the due date thereof and such failure shall continue for more than ten (10) days after the receipt by Borrower of notice of such failure from Lender; any warranty, representation, or other statement made or furnished to Lender by or on behalf of Borrower or any Guarantor or in any instrument, certificate or financial statement furnished in compliance with or in reference to this Agreement or any of the other Loan Documents proves to have been false or misleading in any material respect when made or furnished and such default shall continue for more than thirty (30) days after the receipt by Borrower of notice of such default from Lender (provided Lender shall have no obligation to advance any funds for the Loans during such 30-day period); Borrower or any Guarantor shall fail or neglect to perform, keep or observe (i) any covenant contained in Sections 4.2, 4.3, 4.3, 4.4, 9.1, 9.2 or 9.3 of this Agreement or (ii) any other covenant contained in this Agreement (other than a covenant a default in the performance or observance of which is dealt with specifically elsewhere in this Section 11.1) and the breach of such other covenant is not cured to Lender's satisfaction within thirty (30) days after receipt by Borrower or any Guarantor of notice of such breach from Lender; any event of default shall occur under, or Borrower or any Guarantor shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Other Agreements or the Security Documents and such default shall continue beyond any applicable period of grace; there shall occur any default or event of default on the part of Borrower or any Guarantor under any agreement, document or instrument to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or any of its Property is bound, creating or relating to any Indebtedness (in an amount in excess of $500,000.00) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made; (F) sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon except in all cases as may be specifically permitted by other provisions of this Agreement; (G) Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower or any Guarantor under the Bankruptcy Code (if against Borrower or any Guarantor, the continuation of such proceeding for more than thirty (30) days), or Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally, or any motion, complaint or other pleading is filed in any bankruptcy case of any Person other than Borrower and such motion, complaint or pleading seeks the consolidation of Borrower's assets and liabilities with the assets and liabilities of such Person; (H) a Reportable Event shall occur which Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States District Court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed; or (I) any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate its liability thereunder.

         11.2 ACCELERATION OF THE OBLIGATIONS. Upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations due or to become due to Lender, whether under this Agreement, the Term Notes, the Revolver Note, any of the Other Agreements or otherwise, shall, at the option of Lender and without notice or demand by Lender except as may be expressly required herein, become at once due and payable and Borrower shall forthwith pay to Lender, in addition to any and all sums and charges due, the entire principal of and interest accrued on the Obligations plus reasonable attorneys fees actually incurred by Lender if collected by or through an attorney at law.

         11.3 REMEDIES. Upon or at any time after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

                 (A) All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents.

                 (B) The right to notify all Account Debtors to make remittances to Lender of all sums due on Accounts and to collect the Accounts directly from the Account Debtors.

                 (C) The right to take immediate possession of the Collateral, and (i) to require the Loan Parties to assemble the Collateral, at their expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) to enter any of the premises of the Loan Parties or wherever any of the Collateral shall be located, and to keep and store the same on said premises until sold (and if said premises be the Property of any Loan Party, such Loan Party agrees not to charge Lender for storage thereof).

                 (D) The right to sell or otherwise dispose of all or any Collateral, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. The Loan Parties agree that ten (10) days written notice of any public or private sale or other disposition of such Collateral shall be reasonable notice thereof; provided, however, that no notice of Lender's intended disposition of Collateral shall be required with respect to any portion of the Collateral that is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, nor shall any such notice be required hereunder if not otherwise required under applicable law, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on the Loan Parties' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of such Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of such Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.

                 (E) The right at any time or times, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, or provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower or any Guarantor against any and all of the Obligations, irrespective of whether or not Lender shall have made any demand therefor.

                 (F) Lender is hereby granted a license or other right to use, without charge, Borrower's and each Loan Party's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's and each Loan Party's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

                 (G) The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first to the reasonable costs, expenses and attorneys' fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; secondly, to interest due upon any of the Obligations; and thirdly, to the principal of the Obligations. If any deficiency shall arise, Borrower and each Guarantor shall remain jointly and severally liable to Lender therefor.

         11.4 REMEDIES CUMULATIVE; NO WAIVER. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of the Loan Parties contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to Lender or contained in any other agreement between Lender and the Loan Parties, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of the Loan Parties herein contained. The failure or delay of Lender to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such Liens, rights, powers and remedies, but all such Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from the Loan Parties to Lender shall have been fully satisfied, and all Liens, rights, powers, and remedies herein provided for are cumulative and none is exclusive.

SECTION 12.   MISCELLANEOUS

         12.1 POWER OF ATTORNEY. Each Loan Party hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as its true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to such Loan Party and in either Loan Party's or Lender's name, but at the cost and expense of such Loan Party:

                 (A) At such time or times upon or after the occurrence of an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Loan Party's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control; and

                 (B) At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine
(i) enforce payment of the Accounts by legal proceedings or otherwise and exercise generally all of Loan Party's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) prepare, file and sign Loan Party's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (iv) receive, open and dispose of all mail addressed to such Loan Party and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (v) endorse the name of such Loan Party upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (vi) endorse the name of such Loan Party upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral;
(vii) use such Loan Party's stationery and sign the name of such Loan Party to verifications of the Accounts and notices thereof to Account Debtors; (viii) make and adjust claims under policies of insurance; and (ix) do all other acts and things necessary, in Lender's determination, to fulfill Loan Party's obligations under this Agreement.

         12.2 INDEMNITY. Each Loan Party hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender as the result of such Loan Party's failure to observe, perform or discharge Loan Party's duties hereunder, unless resulting from the gross negligence of Lender. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Lender by any Person under any Environmental Laws. The obligation of the Loan Parties under this Section 12.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

         12.3 MODIFICATION OF AGREEMENT. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower, the other Loan Parties and Lender. No Loan Party may sell, assign or transfer any interest in this Agreement or any of the other Loan Documents, or any portion thereof, including, without limitation, the Loan Party's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

         12.4 REIMBURSEMENT OF EXPENSES. If, at any time or times prior or subsequent to the date hereof, regardless of whether or not an Event of Default then exists or any of the transactions contemplated hereunder are concluded, Lender employs counsel for advice or other representation, or incurs legal expenses or other costs or out-of-pocket expenses in connection with: (A) the negotiation and preparation of this Agreement or any of the other Loan Documents, or any amendment of or modification of this Agreement or any of the other Loan Documents (provided however that the Loan Parties' obligation to reimburse Lender for legal fees in connection with the negotiation and preparation of the Loan Documents and the closing thereof shall not exceed $12,000.00); the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower, Loan Party or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's or any Guarantor's affairs; any attempt to enforce any rights or remedies of Lender against Borrower, any Guarantor or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then, in any such event, the reasonable attorneys' fees actually incurred arising from such services and all expenses, costs, charges and other fees of such counsel or of Lender or relating to any of the events or actions described in this Section shall be payable, ON DEMAND, by the Loan Parties to Lender and shall be additional Obligations hereunder secured by the Collateral. Additionally, if any taxes (excluding taxes imposed upon or measured by the net income of Lender) shall be payable on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation of any of the Obligations hereunder, by reason of any existing or hereafter enacted federal or state statute, Borrower will pay all such taxes, including, but not limited to, any interest and penalties thereon, and will indemnify and hold Lender harmless from and against liability in connection therewith. Notwithstanding the foregoing, prior to an Event of Default Lender shall provide Borrower with written notice of

Lender's intent to expend funds in excess of $500.00 which are reimbursable by Borrower under this Section 12.4 prior to Lender's actual expenditure of such funds.

         12.5 INDULGENCES NOT WAIVERS. Lender's failure, at any time or times hereafter, to require strict performance by Borrower or any Guarantor of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith.
Any suspension or waiver by Lender of an Event of Default by Borrower or any Guarantor under this Agreement or any of the other Loan Documents shall not suspend, waive or affect any other Event of Default by Borrower or any Guarantor under this Agreement or any of the other Loan Documents, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower or any Guarantor contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower or any Guarantor under this Agreement or any of the other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower or any Guarantor.

         12.6 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.7 SUCCESSORS AND ASSIGNS. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower, the Guarantors and Lender. This provision, however, shall not be deemed to modify Section 12.3 hereof.

         12.8 CUMULATIVE EFFECT; CONFLICT OF TERMS. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. If any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the Other Agreements or the Security Documents, the provision contained in this Agreement shall govern and control.

         12.9 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. In proving this Agreement in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.

         12.10 NOTICE. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered against receipt or three (3) Business Days after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when received at the office of the noticed party, addressed as follows:

         If to Lender:      NationsBank, N.A. (South)
                            600 Peachtree Street, N.E., 19th Floor
                            Atlanta, Georgia 30308
                            Attention:  Mr. Gary L. Young, Senior Vice President
                            Telecopier No.: (404) 607-6343

         If to Borrower:    The Profit Recovery Group International, Inc.
                            2300 Windy Ridge Parkway
                            Suite 100 North
                            Atlanta, Georgia 30339-8426
                            Attention:  Mr. Tony G. Mills
                            Telecopier No.: (770) 661-3034

or to such other address as each party may designate for itself by like notice given in accordance with this Section 12.10.

         12.11 LENDER'S CONSENT. Except to the extent this Agreement or the Loan Documents provide for another standard, whenever Lender's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its discretion.

         12.12 DEMAND OBLIGATIONS. Nothing in this Agreement shall affect or abrogate the demand nature of any portion of the Obligations expressly made payable on demand by this Agreement or by any instrument evidencing or securing same, and the occurrence of an Event of Default shall not be a prerequisite for Lender's requiring payment of such Obligations.

         12.13 LENDER'S RIGHT TO SET-OFF. Upon and after the occurrence of an Event of Default, Lender, without notice or demand of any kind except as may be required herein, may hold and set-off against such of the Obligations as Lender may elect, any balance or amount to the credit of Borrower or any Guarantor in any deposit, agency, reserve, holdback or other account of any nature whatsoever, maintained by or on behalf of Borrower or any Guarantor with Lender at its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint.

         12.14 TIME OF ESSENCE. Time is of the essence of this Agreement, the Other Agreements, and the Security Documents.

         12.15 ENTIRE AGREEMENT. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

         12.16 MARSHALLING; PAYMENTS SET ASIDE. Lender shall be under no obligation to marshall any assets or securities in favor of Borrower or any Guarantor or any other Person or against or in payment of any or all of the Obligations. To the extent that Borrower or any Guarantor makes a payment or payments to Lender, or Lender enforces its security interest or exercises its rights of setoff, in such payment or payments for the proceeds of such enforcement or setoff or any part thereof or subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         12.17   INDEPENDENCE OF COVENANTS, REPRESENTATIONS AND WARRANTIES.
All covenants hereunder shall be given independent effect so that, if a particular action or conditions is not permitted by any such covenant or any representation or warranty hereunder, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant, representation or warranty shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         12.18 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN ATLANTA, GEORGIA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN GEORGIA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF GEORGIA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER, ANY GUARANTOR OR LENDER, BORROWER AND EACH GUARANTOR HEREBY CONSENT AND AGREE THAT THE SUPERIOR COURT OF COBB COUNTY, GEORGIA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, SHALL HAVE JURISDICTION (SUBJECT TO SECTION 12.20 BELOW) TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER, ANY

GUARANTOR AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, HOWEVER, LENDER MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSURE UPON ANY COLLATERAL, TO OBTAIN EQUITABLE RELIEF, TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY LENDER AGAINST BORROWER, ANY GUARANTOR OR WITH RESPECT TO ANY COLLATERAL OR TO OBTAIN ANY OTHER RELIEF DEEMED NECESSARY OR APPROPRIATE BY LENDER. BORROWER AND EACH GUARANTOR EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER AND EACH GUARANTOR HEREBY WAIVE ANY OBJECTION WHICH BORROWER OR SUCH GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING FOR SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER AND EACH GUARANTOR HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE LOAN PARTIES AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         12.19 GENERAL WAIVERS. EXCEPT AS MAY BE EXPRESSLY REQUIRED HEREIN, EACH LOAN PARTY WAIVES (i) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER OR ANY GUARANTOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFY AND CONFIRM WHATEVER LENDER MAY DO IN THIS REGARD; (ii) NOTICE PRIOR TO LENDER'S TAKING POSSESSION OR CONTROL OF ANY OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION; (iii) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (iv) ANY RIGHT BORROWER OR ANY GUARANTOR MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE LENDER TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL OR IN ANY OTHER PROPERTY OF BORROWER OR SUCH

GUARANTOR UNTIL LENDER HAS RECEIVED PAYMENT IN FULL IN IMMEDIATELY AVAILABLE FUNDS; AND (v) NOTICE OF ACCEPTANCE HEREOF.

         12.20 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

                 (B) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C.
Section 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS

AGREEMENT. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO LIMIT THE RIGHT OF ANY LOAN PARTY TO SEEK INJUNCTIVE RELIEF.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered in Atlanta, Georgia, on the day and year specified at the beginning hereof.

                                     BORROWER:
                                     --------

                                     THE PROFIT RECOVERY GROUP
                                     INTERNATIONAL, INC., A GEORGIA
                                     CORPORATION


                                     By:
                                        --------------------------------------
                                              Donald E. Ellis, Jr., Senior
                                              Vice President


                                     Attest:
                                            ----------------------------------
                                              Tony G. Mills, Secretary

                                                      [CORPORATE SEAL]


                                     GUARANTORS:
                                     ----------

                                     THE PROFIT RECOVERY GROUP
                                     INTERNATIONAL I, INC., A GEORGIA
                                     CORPORATION


                                     By:
                                        --------------------------------------
                                              Donald E. Ellis, Jr., Senior
                                              Vice President


                                     Attest:
                                            ----------------------------------
                                              Tony G. Mills, Secretary

                                                      [CORPORATE SEAL]



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                          THE PROFIT RECOVERY GROUP
                                          U.K., INC., A GEORGIA CORPORATION


                                          By:
                                             ----------------------------------
                                                   Donald E. Ellis, Jr., Senior
                                                   Vice President


                                          Attest:
                                                 ------------------------------
                                                   Tony G. Mills, Secretary

                                                           [CORPORATE SEAL]


                                          THE PROFIT RECOVERY GROUP
                                          ASIA, INC., A GEORGIA CORPORATION


                                          By:
                                             ----------------------------------
                                                   Donald E. Ellis, Jr., Senior
                                                   Vice President


                                          Attest:
                                                 ------------------------------
                                                   Tony G. Mills, Secretary

                                                           [CORPORATE SEAL]


                                          THE PROFIT RECOVERY GROUP
                                          CANADA, INC., A GEORGIA CORPORATION


                                          By:
                                             ----------------------------------
                                                   Donald E. Ellis, Jr., Senior
                                                   Vice President


                                          Attest:
                                                 ------------------------------
                                                   Tony G. Mills, Secretary

                                                           [CORPORATE SEAL]

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      THE PROFIT RECOVERY GROUP NEW
                                      ZEALAND, INC., A GEORGIA CORPORATION


                                      By:
                                         -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                      Attest:
                                             ---------------------------------
                                               Tony G. Mills, Secretary

                                                       [CORPORATE SEAL]


                                      THE PROFIT RECOVERY GROUP
                                      NETHERLANDS, INC., A GEORGIA CORPORATION


                                      By:
                                         -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                      Attest:
                                             ---------------------------------
                                               Tony G. Mills, Secretary

                                                       [CORPORATE SEAL]


                                      THE PROFIT RECOVERY GROUP
                                      BELGIUM, INC., A GEORGIA CORPORATION


                                      By:
                                         -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                      Attest:
                                             ---------------------------------
                                               Tony G. Mills, Secretary

                                                   [CORPORATE SEAL]

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      THE PROFIT RECOVERY GROUP
                                      MEXICO, INC., A GEORGIA CORPORATION


                                      By:
                                         -----------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                      Attest:
                                             -------------------------------
                                               Tony G. Mills, Secretary

                                                       [CORPORATE SEAL]


                                      THE PROFIT RECOVERY GROUP
                                      FRANCE, INC., A GEORGIA CORPORATION


                                      By:
                                         -----------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                      Attest:
                                             -------------------------------
                                               Tony G. Mills, Secretary

                                                       [CORPORATE SEAL]


                                      THE PROFIT RECOVERY GROUP
                                      AUSTRALIA, INC., A GEORGIA CORPORATION


                                      By:
                                         -----------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                      Attest:
                                             -------------------------------
                                               Tony G. Mills, Secretary

                                                   [CORPORATE SEAL]

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      THE PROFIT RECOVERY GROUP
                                      GERMANY, INC., A GEORGIA CORPORATION


                                      By:
                                         ----------------------------------
                                               Donald E. Ellis, Jr.
                                               Senior Vice President


                                      Attest:
                                             ------------------------------
                                               Tony G. Mills, Secretary

                                                       [CORPORATE SEAL]


                                      LENDER:
                                      ------

                                      NATIONSBANK, N.A. (SOUTH)


                                      By:
                                         ----------------------------------
                                               Gary L. Young
                                               Senior Vice President

                                                        [BANK SEAL]

                                  EXHIBIT A-1

NATIONSBANK(R)




                                PROMISSORY NOTE
                                  (TERM NOTE)

$_________________________
                                                     Date:  ___________, 1996
                                                             Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A. (SOUTH), a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A. (South)
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn:  Gary L. Young, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of __________________ AND NO/100THS DOLLARS ($______________.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at the rates hereinafter set forth (subject to adjustment and designation of the applicable interest rate or rates as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided.
This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated _______________, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is a Term Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of the Fixed Rate or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (b) "Default Rate" means (i) with respect to the Floating Rate, a rate per annum equal to the Prime Rate plus two percent (2%); and (ii) with respect to the Fixed Rate for the remainder of the applicable Eurodollar Interest Period, a rate per annum equal to the applicable Eurodollar Rate plus two percent (2%), and after such applicable Eurodollar Interest Period at the rate per annum equal to the Prime Rate plus two percent (2%).

         (c) "Effective Date" means any Business Day designated by Maker in a Rate Selection Notice as the date such rate selection shall become effective.

         (d) "Eurodollar Interest Period" means, with respect to the Fixed Rate, a period of thirty (30) days, sixty (60) days, ninety (90) days or one hundred eighty (180) days to the extent eurodollar borrowings of such or similar periods are available, commencing on a Business Day and selected by the Maker in its Rate Selection Notice; provided, however, such Eurodollar Interest Period shall commence on the last day of the immediately preceding Eurodollar Interest Period in the case of a rollover to a successive Eurodollar Interest Period. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day. Any Eurodollar Interest Period must end on or before the maturity date of this Note.

         (e) "Eurodollar Rate" means, with respect to the relevant Eurodollar Interest Period, the sum of the LIBOR Rate applicable to that Eurodollar Interest Period plus one and three-quarters percent (1.75%) per annum, subject to adjustment from time to time as hereinafter provided. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent.

         (f) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         (g) "Fixed Rate" means the rate per annum for the applicable Eurodollar Rate selected from time to time pursuant to this Note.

         (h) "Floating Rate" means a rate per annum equal to the Prime Rate, changing when and as the Prime Rate changes.

         (i) "LIBOR Rate" means the simple interest rate per annum determined by Holder, taking into account the rates at which deposits in United States dollars for periods of thirty (30) days, sixty (60) days, ninety (90) days and one hundred eighty (180) days (each of the foregoing is individually referred to as "LIBOR Rate Option") are offered in the interbank eurodollar market, and such other factors as Holder may reasonably deem appropriate from time to time. The LIBOR Rate is established in the discretion of Holder for the particular indebtedness evidenced by this Note, and may not be the lowest rate based in part upon which market for deposits in the interbank eurodollar market at which Holder prices loans on the date on which the LIBOR Rate is established. The rate of interest charged under this Note with respect to any selection of any of the LIBOR Rate Options shall be the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice, and shall continue to be the same rate of interest, without daily adjustment, until the maturity of the selected LIBOR Rate Option has fully elapsed or the Rate Selection Notice has been terminated as otherwise provided herein. The LIBOR Rate Option applicable to new selections shall be the rate of interest of the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice. In the event that Holder shall have determined that the dollar deposits in an amount approximately equal to the Principal Amount are not available to Holder at such time in the interbank eurodollar market, or that reasonable means within the customary operating practices of Holder do not exist for ascertaining a LIBOR Rate, or if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make in unlawful for Holder to make or maintain LIBOR Rates with respect to the principal balance hereof or to fund the principal advanced hereunder in the interbank eurodollar market then, Holder shall promptly notify Maker and thereafter such portion of the principal balance hereof shall bear interest at the Floating Rate until such time, if any, as a LIBOR Rate loan can be made by Holder to Maker, following which Holder shall be entitled to the selection of the LIBOR Rate Options as provided in this Note.

         (j) "Minimum Notice Period" means a period commencing no later than 10:00 a.m. Atlanta, Georgia time three (3) Business Days prior to the Effective Date of a Fixed Rate Advance.

         (k) "Prime Rate" shall be the per annum rate announced by Payee from time to time as its Prime Rate and as one of the several interest rate bases used by Payee. Payee lends at rates both above and below the Prime Rate and is not represented or intended to be the lowest or most favorable rate of interest offered by Payee. If, and to the extent and from time to time, the Prime Rate of Payee increases or decreases, then the Prime Rate under this Note shall be corresponding increased or decreased, such increase or decrease hereunder to be effective as of the date on which such increase or decrease of the Prime Rate of Payee occurs. The Prime Rate in effect at the end of each day shall be the Prime Rate utilized for purposes of calculating interest under this Note for such day. In the event that Payee shall abolish or abandon the practice of establishing its Prime Rate, Holder shall designate a comparable reference rate which shall be deemed to be the Prime Rate hereunder.

         (l) "Principal Amount" means the principal amount outstanding from time to time under this Note.

         (m) "Rate Option" means the rate per annum equal to either (i) the Floating Rate or (ii) the Eurodollar Rate.

         (n) "Rate Selection Notice" means a written or telephonic notice (such telephonic notice to be immediately confirmed by written or telefaxed notice) providing irrevocable notice by the Maker to the Payee specifying (i) the Eurodollar Interest Period which Maker desires to select, and (ii) the Effective Date of each such Eurodollar Rate selection.

         (o) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to Reserve Requirements applicable to member banks of the Federal Reserve System.

         (p) "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on non-personal time deposits of $100,000.00 or more with a maturity date equal to that on Eurocurrency liabilities.

         3. FLOATING RATE BORROWING. Except as provided in Section 4 below, this Note shall bear interest at the rate per annum equal to the Floating Rate and, therefore, the initial rate of interest as of the date hereof, expressed in simple interest terms, is____% per annum. If at any time or from time to time the Floating Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the date of which such increase or decrease of such Floating Rate takes effect.

         4. SELECTION OF FIXED RATE. Subject to the terms and conditions of this Note, Maker may elect from time to time that interest accrue at a rate per annum equal to the Eurodollar Rate rather than the rate per annum equal to the Floating Rate, and for a Eurodollar Interest Period selected hereunder for all (but not less than all) of the outstanding principal balance of this Note by giving the Holder the appropriate Rate Selection Notice in not less than the Minimum Notice Period applicable thereto. The Principal Amount shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto and during such Eurodollar Interest Period. Except in accordance with Section 7 hereof, the Rate Option shall not be changed by the Maker. Maker may select a new Eurodollar Interest Period and Eurodollar Rate to apply to the Principal Amount, effective as of the last day of the existing Eurodollar Interest Period, by giving a Rate Selection Notice in not less than the Minimum Notice Period. If at the end of a Eurodollar Interest Period the Maker fails to select a new Eurodollar Rate and new Eurodollar Interest Period, then the Principal Amount shall accrue interest at the Floating Rate on and after the last day of such existing Eurodollar Interest Period until paid or until the Effective Date of a new Rate Option selected by the Maker. The Maker may not select the Fixed Rate if, on the date of the Rate Selection Notice or the Effective Date of such selection, there exists an Event of Default.

         5. RESTRICTIONS ON FIXED RATE. Notwithstanding anything in this Note to the contrary, Maker may not select that this Note accrue at the Fixed Rate unless the outstanding principal balance of this Note as of the date of such election is equal to or greater than $500,000.00.

         6. TELEPHONIC NOTICES. Maker hereby authorizes the Payee to effect Rate Option selections based on telephonic notices made by any one of the following (or such other persons as Borrower may designate in writing from time to time to Lender):

                 Donald E. Ellis, Jr.
                 Jorge Cora

The Maker agrees to deliver promptly to Payee a written confirmation of each telephone notice signed by an authorized officer of Maker. If the written confirmation differs in any material respect from the action taken by the Payee, the records of the Payee shall govern absent manifest error.

         7. YIELD PROTECTION. With respect only to interest calculated at the Fixed Rate, if any existing or future law, governmental rule, policy, guideline, regulation or directive, whether or not having the force of law, or compliance of the Payee with such, (i) subjects the Payee to any tax, duty, charge or withholding on or from payments due from the Maker (excluding U.S. taxation of the overall net income of the Payee), or changes the basis of taxation of payment to the Payee in respect of the Indebtedness, or (ii) imposes or increases or deems applicable any reserve, assessment (other than reserves and assessments included in the Reserve Requirement with respect to principal accruing at the Fixed Rate), special deposit, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Payee (other than reserves and assessments taken into account in determining the Fixed Rate), or (iii) imposes any other condition the result of which is to increase the cost to the Payee of making, funding or maintaining U.S. dollar loans or reduces any amount receivable by the Payee in connection with U.S. dollar loans, or requires the Payee to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by the Payee, or (iv) affects the amount of capital required or expected to be maintained by the Payee or any corporation controlling the Payee and the Payee determines that the amount of capital required is increased by or based upon the existence of the Loan or any of the Loan Documents or its obligation to make the Loan hereunder or of commitments of this type, then within 15 days of demand by the Payee, Maker shall pay the Payee that portion of such increased expense incurred (including, in the case of Paragraph 7(iv), any reduction in the rate of return on capital to an amount below that which it could have achieved but for such change in regulation after taking into account Payee's policies as to capital adequacy) or the amount of reduction in an amount received which the Payee determines is attributable to making, funding and maintaining the Loan. A certificate of Payee is to the amounts payable pursuant to this Paragraph 7 (which certificate shall reflect in reasonable detail the method and basis for the calculation thereof) submitted to Maker shall, absent manifest error, be final and binding upon all of the parties hereto. Payee will give Maker notice that Payee has determined that amounts are due and payable pursuant to this Paragraph 7 within a reasonable time after such determination by Payee. Payee agrees that the determination of any such increased expense incurred or in the amount of reduction in the amount received shall be consistent with such determination made with respect to other loans of Payee which are similarly structured, of a similar amount and for a similar purpose.

         8.      (a)      AVAILABILITY OF INTEREST RATE.  If the Payee
determines that (i) maintenance of the Fixed Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law,
(ii) deposits of a type and maturity appropriate to match fund a Fixed Rate loan are not available, or (iii) a Eurodollar Rate does not accurately reflect the cost of making or maintaining the Fixed Rate, then the Payee shall suspend the availability of the affected LIBOR Rate Option and require that the Fixed Rate under an affected LIBOR Rate Option to be converted to an unaffected Rate Option. Subject to the terms and conditions of this Note, the Maker may select, by giving a Rate Selection Notice in not less than the Minimum Notice Period, any unaffected Rate Option to apply to this Note. If the Maker fails to select a new Rate Option, this Note shall accrue interest at the Floating Rate.

         (b) BANK CERTIFICATES; SURVIVAL OF INDEMNITY. A certificate of the Payee as to the amount due under Section 7 shall be final, conclusive and binding on the Maker in the absence of manifest error. Determination of amounts payable under such Section 7 shall be calculated as though the Holder funded its Fixed Rate loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Fixed Rate loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the certificate shall be payable on demand after receipt by the Maker of the certificate. The obligations under Section 7 shall survive for a period of six
(6) months following repayment of the Loan.

         9. PAYMENTS OF PRINCIPAL AND INTEREST. Commencing one (1) month from the date of this Note and continuing on the same day of each calendar month thereafter through and including [the month which is 48 months from the date of the Note], there shall be due and payable monthly installments consisting of (i) all accrued and unpaid interest under this Note, plus (ii) principal in the amount of [1/48 of the principal amount of the Note].

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         10. PAYMENT OF PRINCIPAL. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full 48 months from the date of this Note.

         11. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, to the outstanding principal balance of this Note. Following any partial prepayment of this Note, following the date of such prepayment, monthly installments shall be due and payable consisting of (i) all accrued and unpaid interest, and (ii) equal installments of principal based upon an amortization of the outstanding principal balance of the Note following such prepayment over the number of monthly installments payable between such date and the maturity date of this Note.

         12. FACILITY. The loan made pursuant to this Note is governed by the terms of the Loan Agreement whereby the loan evidenced by this Note shall be made pursuant to and subject to the Loan Agreement.

         13. PREPAYMENT. Maker may, from time to time, pay all or any portion this Note without prepayment premium or penalty provided that, at the time of such prepayment, this Note is accruing interest at the Floating Rate. If a prepayment of all or any portion of the outstanding amount of this Note is made at the time that this Note is accruing interest at the Fixed Rate, then there shall be due and payable as a condition to such prepayment a prepayment premium equal to any loss or cost incurred by Holder resulting from such prepayment including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the fixed rate under this Note.

         14. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         15. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         16.     WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         17. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         18. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         19. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         20. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         21. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         22. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         23. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                     MAKER:
                                     -----

                                     THE PROFIT RECOVERY GROUP
                                     INTERNATIONAL, INC., a Georgia
                                     corporation


                                     By:
                                        --------------------------------
                                             Donald E. Ellis, Jr., Senior
                                             Vice President


                                     Attest:
                                             ---------------------------
                                             Tony G. Mills, Secretary

                                                   (CORPORATE  SEAL)

                                  EXHIBIT A-2


NATIONSBANK(R)



                                PROMISSORY NOTE

$10,000,000.00
                                                      Date:  ___________, 1996
                                                              Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A. (SOUTH), a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A. (South)
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn:  Gary L. Young, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of TEN MILLION AND NO/100THS DOLLARS ($10,000,000.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at one or more of the rates hereinafter set forth (subject to adjustment and designation of the applicable interest rate or rates as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided.
This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated as of even date herewith, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is the Revolver Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a)     "Advance" means a Fixed Rate Advance or a Floating Rate
Advance.

         (b) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of a Fixed Rate Advance or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (c) "Default Rate" means (i) with respect to each Floating Rate Advance, a rate per annum equal to the Prime Rate plus two percent (2%); and
(ii) with respect to each Fixed Rate Advance for the remainder of the applicable Eurodollar Interest Period, a rate per annum equal to the applicable Eurodollar Rate plus two percent (2%), and after such applicable Eurodollar Interest Period at the rate per annum equal to the Prime Rate plus two percent (2%).

         (d) "Effective Date" means any Business Day designated by Maker in a Rate Selection Notice as the date such rate selection shall become effective, or the first day of Floating Rate Advance.

         (e) "Eurodollar Interest Period" means, with respect to a Fixed Rate Advance, a period of thirty (30) days, sixty (60) days, ninety (90) days or one hundred eighty (180) days to the extent eurodollar borrowings of such or similar periods are available, commencing on a Business Day and selected by the Maker in its Rate Selection Notice; provided, however, such Eurodollar Interest Period shall commence on the last day of the immediately preceding Eurodollar Interest Period in the case of a rollover to a successive Eurodollar Interest Period. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day. Any Eurodollar Interest Period must end on or before the maturity date of this Note.

         (f) "Eurodollar Rate" means, with respect to a Fixed Rate Advance for the relevant Eurodollar Interest Period, the sum of the LIBOR Rate applicable to that Eurodollar Interest Period plus one and three-quarters percent (1.75%) per annum, subject to adjustment from time to time as hereinafter provided. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent.

         (g) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         (h) "Fixed Rate Advance" means that portion of the Principal Amount to which the Eurodollar Rate is applicable for a particular Eurodollar Interest Period.

         (i) "Floating Rate" means a rate per annum equal to the Prime Rate, changing when and as the Prime Rate changes.

         (j) "Floating Rate Advance" means that portion of the Principal Amount of the Note bearing interest at the Floating Rate.

         (k) "LIBOR Rate" means the simple interest rate per annum determined by Holder, taking into account the rates at which deposits in United States dollars for periods of thirty (30) days, sixty (60) days, ninety (90) days and one hundred eighty (180) days (each of the foregoing is individually referred to as "LIBOR Rate Option") are offered in the interbank eurodollar market, and such other factors as Holder may reasonably deem appropriate from time to time. The LIBOR Rate is established in the discretion of Holder for the particular indebtedness evidenced by this Note, and may not be the lowest rate based in part upon which market for deposits in the interbank eurodollar market at which Holder prices loans on the date on which the LIBOR Rate is established. The rate of interest charged under this Note with respect to any selection of any of the LIBOR Rate Options shall be the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice, and shall continue to be the same rate of interest, without daily adjustment, until the maturity of the selected LIBOR Rate Option has fully elapsed or the Rate Selection Notice has been terminated as otherwise provided herein. The LIBOR Rate Option applicable to new selections shall be the rate of interest of the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice. In the event that Holder shall have determined that the dollar deposits in an amount approximately equal to the portion of the Principal Amount to which any of the LIBOR Rate Options apply are not available to Holder at such time in the interbank eurodollar market, or that reasonable means within the customary operating practices of Holder do not exist for ascertaining a LIBOR Rate, or if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make in unlawful for Holder to make or maintain LIBOR Rates with respect to the principal balance hereof or any portion thereof or to fund any portion of the principal advanced hereunder in the interbank eurodollar market then, Holder shall promptly notify Maker and thereafter such portion of the principal balance hereof shall bear interest at the Floating Rate until such time, if any, as a LIBOR Rate loan can be made by Holder to Maker, following which Holder shall be entitled to the selection of the LIBOR Rate Options as provided in this Note.

         (l) "Minimum Notice Period" means a period commencing no later than 10:00 a.m. Atlanta, Georgia time three (3) Business Days prior to the Effective Date of a Fixed Rate Advance.

         (m) "Prime Rate" shall be the per annum rate announced by Payee from time to time as its Prime Rate and as one of the several interest rate bases used by Payee. Payee lends at rates both above and below the Prime Rate and is not represented or intended to be the lowest or most favorable rate of interest offered by Payee. If, and to the extent and from time to time, the Prime Rate of Payee increases or decreases, then the Prime Rate under this Note shall be corresponding increased or decreased, such increase or decrease hereunder to be effective as of the date on which such increase or decrease of the Prime Rate of Payee occurs. The Prime Rate in effect at the end of each day shall be the Prime Rate utilized for purposes of calculating interest under this Note for such day. In the event that Payee shall abolish or abandon the practice of establishing its Prime Rate, Holder shall designate a comparable reference rate which shall be deemed to be the Prime Rate hereunder.

         (n) "Principal Amount" means the principal amount outstanding from time to time under this Note.

         (o) "Rate Option" means the rate per annum equal to either (i) the Floating Rate or (ii) the Eurodollar Rate.

         (p) "Rate Selection Notice" means a written or telephonic notice (such telephonic notice to be immediately confirmed by written or telefaxed notice) providing irrevocable notice by the Maker to the Payee specifying (i) the Principal Amount which shall be governed by the Eurodollar Rate, (ii) the Eurodollar Interest Period applicable to each such amount to be governed by the Eurodollar Rate, and (iii) the Effective Date of each such Eurodollar Rate selection.

         (q) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to Reserve Requirements applicable to member banks of the Federal Reserve System.

         (r) "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on non-personal time deposits of $100,000.00 or more with a maturity date equal to that on Eurocurrency liabilities.

         3. FLOATING RATE BORROWING. Except as provided in Section 4 below, this Note shall bear interest at the rate per annum equal to the Floating Rate and, therefore, the initial rate of interest as of the date hereof, expressed in simple interest terms, is 8.25% per annum. If at any time or from time to time the Floating Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the date of which such increase or decrease of such Floating Rate takes effect.

         4. SELECTION OF FIXED RATE ADVANCE. Subject to the terms and conditions of this Note, Maker may elect from time to time to pay interest at a rate per annum equal to the Eurodollar Rate rather than the rate per annum equal to the Floating Rate, and for a Eurodollar Interest Period selected hereunder for all or any outstanding portion of the Note (subject to the provision of Paragraph 5 below) by giving the Holder the appropriate Rate Selection Notice in not less than the Minimum Notice Period applicable thereto. The Principal Amount of each Fixed Rate Advance shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto and during such Eurodollar Interest Period. Except in accordance with Section 7 hereof, the Rate Option applicable to such Fixed Rate Advance shall not be changed by the Maker. Maker may select a new Eurodollar Interest Period and Eurodollar Rate to apply to an outstanding Fixed Rate Advance, effective as of the last day of the existing Eurodollar Interest Period applicable to such Fixed Rate Advance, by giving a Rate Selection Notice in not less than the Minimum Notice Period and subject to the minimum advance amount provisions applicable to the Fixed Rate Advance selected. If at the end of a Eurodollar Interest Period for an outstanding Fixed Rate Advance, the Maker fails to select a new Eurodollar Rate and new Eurodollar Interest Period, then such Advance shall be a Floating Rate Advance on and after the last day of such existing Eurodollar Interest Period until paid or until the Effective Date of a new Rate Option with respect thereto selected by the Maker. An outstanding Floating Rate Advance can be converted to a Fixed Rate Advance at any time by providing a Rate Selection Notice (and subject to the provisions of Paragraph 5 below). The Maker may not select a Fixed Rate Advance for any Advance if, on the date of the Rate Selection Notice or the Effective Date of such selection, there exists an Event of Default.

         5. RESTRICTIONS ON LOANS. The amount of any Fixed Rate Advance pursuant to this Note shall be in a minimum amount of $500,000.00.

         6. TELEPHONIC NOTICES. Maker hereby authorizes the Payee to extend Advances and effect Rate Option selections based on telephonic notices made by any one of the following (or such other persons as Borrower may designate in writing from time to time to Lender):

                 Donald E. Ellis, Jr.
                 Jorge Cora

The Maker agrees to deliver promptly to Payee a written confirmation of each telephone notice signed by an authorized officer of Maker. If the written confirmation differs in any material respect from the action taken by the Payee, the records of the Payee shall govern absent manifest error.

         7. YIELD PROTECTION. With respect only to interest calculated at the Fixed Rate, if any existing or future law, governmental rule, policy, guideline, regulation or directive, whether or not having the force of law, or compliance of the Payee with such, (i) subjects the Payee to any tax, duty, charge or withholding on or from payments due from the Maker (excluding U.S. taxation of the overall net income of the Payee), or changes the basis of taxation of payment to the Payee in respect of the Indebtedness, or (ii) imposes or increases or deems applicable any reserve, assessment (other than reserves and assessments included in the Reserve Requirement with respect to Fixed Rate Advances), special deposit, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Payee (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or (iii) imposes any other condition the result of which is to increase the cost to the Payee of making, funding or maintaining U.S. dollar loans or reduces any amount receivable by the Payee in connection with U.S. dollar loans, or requires the Payee to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by the Payee, or (iv) affects the amount of capital required or expected to be maintained by the Payee or any corporation controlling the Payee and the Payee determines that the amount of capital required is increased by or based upon the existence of the Loan or any of the Loan Documents or its obligation to make the Loan hereunder or of commitments of this type, then within 15 days of demand by the Payee, Maker shall pay the Payee that portion of such increased expense incurred (including, in the case of Paragraph 7(iv), any reduction in the rate of return on capital to an amount below that which it could have achieved but for such change in regulation after taking into account Payee's policies as to capital adequacy) or the amount of reduction in an amount received which the Payee determines is attributable to making, funding and maintaining the Loan. A certificate of Payee is to the amounts payable pursuant to this Paragraph 7 (which certificate shall reflect in reasonable detail the method and basis for the calculation thereof) submitted to Maker shall, absent manifest error, be final and binding upon all of the parties hereto. Payee will give Maker notice that Payee has determined that amounts are due and payable pursuant to this Paragraph 7 within a reasonable time after such determination by Payee. Payee agrees that the determination of any such increased expense incurred or in the amount of reduction in the amount received shall be consistent with such determination made with respect to other loans of Payee which are similarly structured, of a similar amount and for a similar purpose.

         8.      (a)      AVAILABILITY OF INTEREST RATE.  If the Payee
determines that (i) maintenance of the Fixed Rate Advances would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, (ii) deposits of a type and maturity appropriate to match fund a Fixed Rate Advance are not available, or (iii) a Eurodollar Rate does not accurately reflect the cost of making or maintaining a Fixed Rate Advance, then the Payee shall suspend the availability of the affected LIBOR Rate Option and require any Fixed Rate Advances outstanding under an affected LIBOR Rate Option to be converted to an unaffected Rate Option; provided, however, with respect to the circumstance described above in clause (iii) of this Section 8(a) only, the Fixed Rate shall be converted to an unaffected Rate Option at the end of the Eurodollar Interest Period applicable to such Fixed Rate Advance. Subject to the terms and conditions of this Note, including the minimum borrowing provisions applicable to the Fixed Rate Advance for which a new Rate Option is selected, the Maker may select, by giving a Rate Selection Notice in not less than the Minimum Notice Period, any unaffected Rate Option to apply to such affected Advances. If the Maker fails to select a new Rate Option, the affected Advances shall be Floating Rate Advances.

         (b) FAILURE TO PAY OR BORROW ON CERTAIN DATES. If any payment of a Fixed Rate Advance occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance is not made on the date specified by the Maker for any reason other than a default by the Payee, the Maker will indemnify the Payee for any loss or cost incurred by Payee resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

         (c) BANK CERTIFICATES; SURVIVAL OF INDEMNITY. A certificate of the Payee as to the amount due under Sections 7 and 8(b) shall be final, conclusive and binding on the Maker in the absence of manifest error. Determination of amounts payable under such Sections 7 and 8(b) in connection with a Fixed Rate Advance shall be calculated as though the Holder funded its Fixed Rate Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Fixed Rate Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the certificate shall be payable on demand after receipt by the Maker of the certificate. The obligations under Section 7 and 8(b) shall survive for a period of six (6) months following repayment of the Loan.

         9. PAYMENTS OF INTEREST. Accrued and unpaid interest only shall be due and payable on the last day of each calendar month commencing on October 31, 1996 and continuing through and including September 30, 1998.

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         10. PAYMENT OF PRINCIPAL. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full on September 30, 1998.

         11. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, the balance of such payment shall be applied to the outstanding principal balance of this Note in the following order of application:

         (a) The Principal Amount accruing interest at the Floating Rate at the time of such prepayment; and

         (b) The Principal Amount accruing interest at the Eurodollar Rate as of the date of such prepayment in the order of the maturity dates of the Eurodollar Interest Periods in effect at such time.

         12. FACILITY. The loan evidenced by this Note is governed by the terms of the Loan Agreement whereby advances of principal under this Note shall be made pursuant to and subject to the Loan Agreement.

         13. PREPAYMENT. Maker may from time to time, pay all or any portion of outstanding Floating Rate Advances. A Fixed Rate Advance may not be paid prior to the last day of the applicable Eurodollar Interest Period unless, at the time of such prepayment, Maker pays to Holder all costs associated with the early termination of such Fixed Rate Advance as provided in Section 8(b) herein.

         14. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         15. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on each Advance at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         16.     WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         17. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         18. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         19. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         20. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         21. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         22. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         23. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.


                                          MAKER:
                                          -----

                                          THE PROFIT RECOVERY GROUP
                                          INTERNATIONAL, INC., a Georgia
                                          corporation


                                          By:
                                             ---------------------------------
                                                  Donald E. Ellis, Jr., Senior
                                                  Vice President


                                          Attest:
                                                 -----------------------------
                                                  Tony G. Mills, Secretary

                                                         (CORPORATE  SEAL)

                                  EXHIBIT A-3


NATIONSBANK(R)



                                PROMISSORY NOTE
                             (TERM NOTE-FIXED RATE)

$_________________________
                                                       Date:  ___________, 1996
                                                               Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A. (SOUTH), a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A. (South)
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn:  Gary L. Young, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of ___________ AND NO/100THS DOLLARS ($______________.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at the rates hereinafter set forth (subject to adjustment as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided. This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated _________________, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is a Term Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of the Fixed Rate or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (b)     "Default Rate" means [the rate of interest specified in
Section 3] plus 2% per annum.

         (c) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         3. INTEREST RATE. This Note shall bear interest at the rate of ________ percent (___%) per annum.

         4. PAYMENTS OF PRINCIPAL AND INTEREST. Commencing one (1) month from the date of this Note and continuing on the same day of each calendar month thereafter through and including [the month which is 48 months from the date of the Note], there shall be due and payable equal monthly installments of $_______________.

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         5. MATURITY DATE. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full 48 months from the date of this Note.

         6. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, to the outstanding principal balance of this Note.

         7. FACILITY. The loan made pursuant to this Note is governed by the terms of the Loan Agreement whereby the loan evidenced by this Note shall be made pursuant to and subject to the Loan Agreement.

         8. PREPAYMENT. Maker may, from time to time, pay all or any portion this Note without prepayment premium or penalty. Following any partial prepayment of this Note, following the date of such prepayment, equal monthly installments of principal and interest shall be due and payable based upon a reamortization of the outstanding principal balance of this Note following such prepayment over the number of monthly installments payable between such date and the maturity date of this Note and utilizing the rate of interest set forth in this Note.

         9. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         10. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         11.     WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         12. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         13. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         14. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         15. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         16. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         17. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         18. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written

                                        MAKER:
                                        -----

                                        THE PROFIT RECOVERY GROUP
                                        INTERNATIONAL, INC., a George
                                        corporation


                                        By:
                                           -----------------------------------
                                                Donald E. Ellis, Jr., Senior
                                                Vice President


                                        Attest:
                                               -------------------------------
                                                 Tony G. Mills, Secretary

                                                        (CORPORATE  SEAL)

                                  EXHIBIT B-1

                         BORROWER'S BUSINESS LOCATIONS



         (1) Borrower currently has the following business locations, and no others:

                            2300 Windy Ridge Parkway
                                Suite 100 North
                    Atlanta, Cobb County, Georgia 30339-8426




         (2) Borrower maintains its books and records relating to Accounts and General Intangibles at:

                            2300 Windy Ridge Parkway
                                Suite 100 North
                    Atlanta, Cobb County, Georgia 30339-8426




         (3) Except as set forth below, during the preceding seven-year period, Borrower has had no office, place of business or agent for process located in any county other than as set forth above.

                                      None





                                  EXHIBIT B-1

                                  EXHIBIT B-2

                            OTHER BUSINESS LOCATIONS


         (1) The other Loan Parties currently have the following business locations in the United States, and no others:

                                  2300 Windy Ridge Parkway                               3408 Park Avenue
                                  Suite 100 North                                        Wantagh, New York 11793
                                  Atlanta, Georgia 30339-8426
                                                                                         5007 Pacific Highway East
                                  2501-B Southeast J Street                              Suite 6-0
                                  Bentonville, Arkansas 72712                            Fife, Washington 98424

                                  3545 Waterfield Parkway                                2960 Stage Plaza North
                                  Lakeland, Florida 33803                                Bartlett, Tennessee 38134

                                  129 Broad Street Road                                  151 Highway 33
                                  Manakin-Sabot, Virginia 23103                          Manalapan, New Jersey 07726

                                  420 Princeland Court                                   163 Citation Court, Suite 107
                                  Corona, California 91719                               Birmingham, Alabama 35209

                                  1135 N. Mesa Drive, Suite 10                           1032 Serpentine Lane, Suite 107
                                  Mesa, Arizona 85210                                    Pleasanton, California 94566

                                  4150 Alexandria Pike, Suite 119                        5417 Bandera Road, Suite 608
                                  Cold Spring, Kentucky 41076                            Leon Valley, Texas 78238

                                  3270 West Big Beaver Road, Suite 420                   2880 LBJ Freeway, Suite 140
                                  Troy, Michigan 48084-2901                              Dallas, Texas 75234

                                  4221 S. Walton Walker Blvd.                            MS 1471
                                  Dallas, Texas 75236                                    2418 Main Street
                                                                                         Rockyhill, Connecticut 06067

                                  9725 Datapoint Drive                                   15 Dan Road
                                  San Antonio, Texas 78229                               Canton, MA 02021-9128

                                  303 Ninth Street                                       20 Federal Plaza West
                                  North Wilkesboro, NC 28659                             Youngstown, Ohio 44501

                                  4849 Greenville Avenue                                 7362 University Avenue, N.E.

                                 EXHIBIT B-2

                                  Suite 1100, Box 20                                     Suite 200
                                  Dallas, Texas 75206                                    Mineapolis, Minnesota 55432

                                  616-A North Vermillion                                 60 Martin Road
                                  Danville, Illinois 61832                               #07-02 TradeMart Singapore
                                                                                         Singapore 239065

                                  49-b Burns Road                                        180 Sheldon Drive, Unit 4
                                  Wahroonga, NSW 2076                                    P. O. Box 24003
                                  Australia                                              Cambridge, Ontario N1R 8E6

                                  4 Bis Rue Poirier                                      Regus Business Centre
                                  94160 Saint Mande                                      Chilehaus A, Fischertwiete 2
                                  France                                                 D-20095 Hamburg
                                                                                         Germany

                                  Colina de la Gacela No. 27                             Robert Lodge
                                  Bulevares                                              4 Milner Street
                                  Naucalpan. Edo.de Mex.53140                            London SW3 2PU
                                  Mexico                                                 England


         (2) The other Loan Parties maintain their books and records relating to Accounts and General Intangibles at:
                           2300 Windy Ridge Parkway
                                Suite 100 North
                   Atlanta, Cobb County, Georgia 30339-8426

         (3) Except as set forth below, during the preceding seven-year period, the other Loan Parties have had no office, place of business or agent for process located in any county in the State of Georgia other than as set forth above.

                                      None





                                  EXHIBIT B-2

                                  EXHIBIT C-1

                           BORROWER'S CORPORATE NAMES




         (1) Borrower's correct corporate name, as registered with the Secretary of State of the State of Georgia, is:


                 The Profit Recovery Group International, Inc.


         (2) During the preceding seven-year period, Borrower has used the following names:


                                      None





                                  EXHIBIT C-1

                                  EXHIBIT C-2

                             OTHER CORPORATE NAMES




         (1) The other Loan Parties' correct names, as registered with the Secretary of State of the State of Georgia, are:


       PRG International - The Profit Recovery Group International I, Inc.
                PRG U.K. - The Profit Recovery Group U.K., Inc.
                PRG Asia - The Profit Recovery Group Asia, Inc.
              PRG Canada - The Profit Recovery Group Canada, Inc.
         PRG New Zealand - The Profit Recovery Group New Zealand, Inc.
         PRG Netherlands - The Profit Recovery Group Netherlands, Inc.
             PRG Belgium - The Profit Recovery Group Belgium, Inc.
              PRG Mexico - The Profit Recovery Group Mexico, Inc.
              PRG France - The Profit Recovery Group France, Inc.
           PRG Australia - The Profit Recovery Group Australia, Inc.
             PRG Germany - The Profit Recovery Group Germany, Inc.



         (2) During the preceding seven-year period, the other Loan Parties have used the following additional names:


                       Profit Recovery Specialists, Inc.
                                  Anwaco, Inc.
                               JC Ventures, Inc.
                The Profit Recovery Group of the Americas, Inc.
                    The Profit Recovery Group Services, L.P.
                        The Profit Recovery Group, Inc.
                 The Profit Recovery Group International, Inc.
                     The Profit Recovery Group Canada, Inc.
                          Roy Greene Associates, Inc.
                           John Cook Associates, Inc.
                          Bottom Line Associates, Inc.
                            PRG International, Inc.





                                  EXHIBIT C-2

                                   EXHIBIT D

                                  LITIGATION



                                     None.





                                   EXHIBIT D

                                   EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE


NationsBank, N.A. (South)
600 Peachtree Street, N.E.
19th Floor
Atlanta, Georgia 30308
Attention:  Gary L. Young, Senior Vice President



         The undersigned, the Chief Financial Officer of The Profit Recovery Group International, Inc., a Georgia corporation ("Borrower"), gives this Certificate to NationsBank, N.A. (South) ("Lender") in accordance with the requirements of Section 9.1(K) of that certain Loan and Security Agreement, dated ___________________, by and between Lender and Borrower and certain affiliated entities of Borrower (the "Loan Agreement") (capitalized terms used in this Certificate, unless otherwise defined herein, shall have the means ascribed to them in the Loan Agreement). Based upon my review of the financial statements of the Loan Parties for the (month/fiscal year) ending _________________, 19__, copies of which are attached hereto, I hereby certify to the best of my knowledge that:

                 (1) The Combined Total Liabilities to Net Worth Ratio of the Loan Parties does not exceed 1.5 to 1.0;

                 (2)      The ratio of Funded Debt to EBITDA does not exceed
         2.0 to 1.0;

                 (3) The Combined Debt Service Coverage Ratio of the Loan Parties is not less than 1.5 to 1.0;

                 (4) The Combined Net Worth of the Loan Parties is not less than $34,000,000.00; and

                 (5) The ratio of Current Assets to Current Liabilities of the Loan Parties is not less than 1.0 to 1.0.

                                        Very truly yours,


                                        By: _________________________________
                                                 Chief Financial Officer

Date:_________________________





                                   EXHIBIT E

                                   EXHIBIT F

                                  OTHER LIENS




1. Security interests in certain IBM Equipment owned by The Profit Recovery Group, Inc. in favor of IBM Credit Corporation evidenced by four (4) UCC-1 Financing Statements, Cobb County, Georgia Records.

2. Security interests in certain computer equipment owned by The Profit Recovery Group International, L.P. in favor of Encore Computer Corporation evidenced by one UCC-1 Financing Statement, Cobb County, Georgia Records.

3. A security interest in certain business equipment owned by The Profit Recovery Group in favor of Pitney Bowes Credit Corporation evidenced by one UCC-1 Financing Statement, Cobb County, Georgia Records.





                                   EXHIBIT F

                                   EXHIBIT G

                             EXISTING INDEBTEDNESS



1. The obligation of PRG International to pay $1,000,000.00 plus interest to Clyde Ellison, Jr. pursuant to the terms of an employment agreement between PRG International and Clyde Ellison, Jr.





                                   EXHIBIT G

                                   EXHIBIT H

                                                                        GUARANTY
NATIONSBANK(R)

ATLANTA, GEORGIA
                                                               ___________, 1996


    FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

    Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

    In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

    The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

         Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

         Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

    This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

    The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

    Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

    The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

    The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

    No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

    For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

    This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

    In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

    All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

    This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

    The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

    THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

    ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

    (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

    (B)  RESERVATION OF RIGHTS.  NOTHING IN THIS GUARANTY SHALL BE DEEMED TO
(i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. Section 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER.
THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.


Notice to the Guarantor: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

    IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.



                                                 ------------------------------
         [CORPORATE SEAL]


Attest:                                        By:
       -------------------------------            -----------------------------

NATIONSBANK(R)




                                PROMISSORY NOTE

$10,000,000.00
                                                        Date:  ___________, 1996
                                                                Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A. (SOUTH), a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A. (South)
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn:  Gary L. Young, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of TEN MILLION AND NO/100THS DOLLARS ($10,000,000.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at one or more of the rates hereinafter set forth (subject to adjustment and designation of the applicable interest rate or rates as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided.
This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated as of even date herewith, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is the Revolver Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a)     "Advance" means a Fixed Rate Advance or a Floating Rate
Advance.

         (b) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of a Fixed Rate Advance or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (c) "Default Rate" means (i) with respect to each Floating Rate Advance, a rate per annum equal to the Prime Rate plus two percent (2%); and
(ii) with respect to each Fixed Rate Advance for the remainder of the applicable Eurodollar Interest Period, a rate per annum equal to the applicable Eurodollar Rate plus two percent (2%), and after such applicable Eurodollar Interest Period at the rate per annum equal to the Prime Rate plus two percent (2%).

         (d) "Effective Date" means any Business Day designated by Maker in a Rate Selection Notice as the date such rate selection shall become effective, or the first day of Floating Rate Advance.

         (e) "Eurodollar Interest Period" means, with respect to a Fixed Rate Advance, a period of thirty (30) days, sixty (60) days, ninety (90) days or one hundred eighty (180) days to the extent eurodollar borrowings of such or similar periods are available, commencing on a Business Day and selected by the Maker in its Rate Selection Notice; provided, however, such Eurodollar Interest Period shall commence on the last day of the immediately preceding Eurodollar Interest Period in the case of a rollover to a successive Eurodollar Interest Period. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day. Any Eurodollar Interest Period must end on or before the maturity date of this Note.

         (f) "Eurodollar Rate" means, with respect to a Fixed Rate Advance for the relevant Eurodollar Interest Period, the sum of the LIBOR Rate applicable to that Eurodollar Interest Period plus one and three-quarters percent (1.75%) per annum, subject to adjustment from time to time as hereinafter provided. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent.

         (g) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         (h) "Fixed Rate Advance" means that portion of the Principal Amount to which the Eurodollar Rate is applicable for a particular Eurodollar Interest Period.

         (i) "Floating Rate" means a rate per annum equal to the Prime Rate, changing when and as the Prime Rate changes.

         (j) "Floating Rate Advance" means that portion of the Principal Amount of the Note bearing interest at the Floating Rate.

         (k) "LIBOR Rate" means the simple interest rate per annum determined by Holder, taking into account the rates at which deposits in United States dollars for periods of thirty (30) days, sixty (60) days, ninety (90) days and one hundred eighty (180) days (each of the foregoing is individually referred to as "LIBOR Rate Option") are offered in the interbank eurodollar market, and such other factors as Holder may reasonably deem appropriate from time to time. The LIBOR Rate is established in the discretion of Holder for the particular indebtedness evidenced by this Note, and may not be the lowest rate based in part upon which market for deposits in the interbank eurodollar market at which Holder prices loans on the date on which the LIBOR Rate is established. The rate of interest charged under this Note with respect to any selection of any of the LIBOR Rate Options shall be the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice, and shall continue to be the same rate of interest, without daily adjustment, until the maturity of the selected LIBOR Rate Option has fully elapsed or the Rate Selection Notice has been terminated as otherwise provided herein. The LIBOR Rate Option applicable to new selections shall be the rate of interest of the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice. In the event that Holder shall have determined that the dollar deposits in an amount approximately equal to the portion of the Principal Amount to which any of the LIBOR Rate Options apply are not available to Holder at such time in the interbank eurodollar market, or that reasonable means within the customary operating practices of Holder do not exist for ascertaining a LIBOR Rate, or if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make in unlawful for Holder to make or maintain LIBOR Rates with respect to the principal balance hereof or any portion thereof or to fund any portion of the principal advanced hereunder in the interbank eurodollar market then, Holder shall promptly notify Maker and thereafter such portion of the principal balance hereof shall bear interest at the Floating Rate until such time, if any, as a LIBOR Rate loan can be made by Holder to Maker, following which Holder shall be entitled to the selection of the LIBOR Rate Options as provided in this Note.

         (l) "Minimum Notice Period" means a period commencing no later than 10:00 a.m. Atlanta, Georgia time three (3) Business Days prior to the Effective Date of a Fixed Rate Advance.

         (m) "Prime Rate" shall be the per annum rate announced by Payee from time to time as its Prime Rate and as one of the several interest rate bases used by Payee. Payee lends at rates both above and below the Prime Rate and is not represented or intended to be the lowest or most favorable rate of interest offered by Payee. If, and to the extent and from time to time, the Prime Rate of Payee increases or decreases, then the Prime Rate under this Note shall be corresponding increased or decreased, such increase or decrease hereunder to be effective as of the date on which such increase or decrease of the Prime Rate of Payee occurs. The Prime Rate in effect at the end of each day shall be the Prime Rate utilized for purposes of calculating interest under this Note for such day. In the event that Payee shall abolish or abandon the practice of establishing its Prime Rate, Holder shall designate a comparable reference rate which shall be deemed to be the Prime Rate hereunder.

         (n) "Principal Amount" means the principal amount outstanding from time to time under this Note.

         (o) "Rate Option" means the rate per annum equal to either (i) the Floating Rate or (ii) the Eurodollar Rate.

         (p) "Rate Selection Notice" means a written or telephonic notice (such telephonic notice to be immediately confirmed by written or telefaxed notice) providing irrevocable notice by the Maker to the Payee specifying (i) the Principal Amount which shall be governed by the Eurodollar Rate, (ii) the Eurodollar Interest Period applicable to each such amount to be governed by the Eurodollar Rate, and (iii) the Effective Date of each such Eurodollar Rate selection.

         (q) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to Reserve Requirements applicable to member banks of the Federal Reserve System.

         (r) "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on non-personal time deposits of $100,000.00 or more with a maturity date equal to that on Eurocurrency liabilities.

         3. FLOATING RATE BORROWING. Except as provided in Section 4 below, this Note shall bear interest at the rate per annum equal to the Floating Rate and, therefore, the initial rate of interest as of the date hereof, expressed in simple interest terms, is 8.25% per annum. If at any time or from time to time the Floating Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the date of which such increase or decrease of such Floating Rate takes effect.

         4. SELECTION OF FIXED RATE ADVANCE. Subject to the terms and conditions of this Note, Maker may elect from time to time to pay interest at a rate per annum equal to the Eurodollar Rate rather than the rate per annum equal to the Floating Rate, and for a Eurodollar Interest Period selected hereunder for all or any outstanding portion of the Note (subject to the provision of Paragraph 5 below) by giving the Holder the appropriate Rate Selection Notice in not less than the Minimum Notice Period applicable thereto. The Principal Amount of each Fixed Rate Advance shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto and during such Eurodollar Interest Period. Except in accordance with Section 7 hereof, the Rate Option applicable to such Fixed Rate Advance shall not be changed by the Maker. Maker may select a new Eurodollar Interest Period and Eurodollar Rate to apply to an outstanding Fixed Rate Advance, effective as of the last day of the existing Eurodollar Interest Period applicable to such Fixed Rate Advance, by giving a Rate Selection Notice in not less than the Minimum Notice Period and subject to the minimum advance amount provisions applicable to the Fixed Rate Advance selected. If at the end of a Eurodollar Interest Period for an outstanding Fixed Rate Advance, the Maker fails to select a new Eurodollar Rate and new Eurodollar Interest Period, then such Advance shall be a Floating Rate Advance on and after the last day of such existing Eurodollar Interest

Period until paid or until the Effective Date of a new Rate Option with respect thereto selected by the Maker. An outstanding Floating Rate Advance can be converted to a Fixed Rate Advance at any time by providing a Rate Selection Notice (and subject to the provisions of Paragraph 5 below). The Maker may not select a Fixed Rate Advance for any Advance if, on the date of the Rate Selection Notice or the Effective Date of such selection, there exists an Event of Default.

         5. RESTRICTIONS ON LOANS. The amount of any Fixed Rate Advance pursuant to this Note shall be in a minimum amount of $500,000.00.

         6. TELEPHONIC NOTICES. Maker hereby authorizes the Payee to extend Advances and effect Rate Option selections based on telephonic notices made by any one of the following (or such other persons as Borrower may designate in writing from time to time to Lender):

                 Donald E. Ellis, Jr.
                 Jorge Cora

The Maker agrees to deliver promptly to Payee a written confirmation of each telephone notice signed by an authorized officer of Maker. If the written confirmation differs in any material respect from the action taken by the Payee, the records of the Payee shall govern absent manifest error.

         7. YIELD PROTECTION. With respect only to interest calculated at the Fixed Rate, if any existing or future law, governmental rule, policy, guideline, regulation or directive, whether or not having the force of law, or compliance of the Payee with such, (i) subjects the Payee to any tax, duty, charge or withholding on or from payments due from the Maker (excluding U.S. taxation of the overall net income of the Payee), or changes the basis of taxation of payment to the Payee in respect of the Indebtedness, or (ii) imposes or increases or deems applicable any reserve, assessment (other than reserves and assessments included in the Reserve Requirement with respect to Fixed Rate Advances), special deposit, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Payee (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or (iii) imposes any other condition the result of which is to increase the cost to the Payee of making, funding or maintaining U.S. dollar loans or reduces any amount receivable by the Payee in connection with U.S. dollar loans, or requires the Payee to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by the Payee, or (iv) affects the amount of capital required or expected to be maintained by the Payee or any corporation controlling the Payee and the Payee determines that the amount of capital required is increased by or based upon the existence of the Loan or any of the Loan Documents or its obligation to make the Loan hereunder or of commitments of this type, then within 15 days of demand by the Payee, Maker shall pay the Payee that portion of such increased expense incurred (including, in the case of Paragraph 7(iv), any reduction in the rate of return on capital to an amount below that which it could have achieved but for such change in regulation after taking into account Payee's policies as to capital adequacy) or the amount of reduction in an amount received which the Payee determines is attributable to making, funding and maintaining the Loan.
A certificate of

Payee is to the amounts payable pursuant to this Paragraph 7 (which certificate shall reflect in reasonable detail the method and basis for the calculation thereof) submitted to Maker shall, absent manifest error, be final and binding upon all of the parties hereto. Payee will give Maker notice that Payee has determined that amounts are due and payable pursuant to this Paragraph 7 within a reasonable time after such determination by Payee. Payee agrees that the determination of any such increased expense incurred or in the amount of reduction in the amount received shall be consistent with such determination made with respect to other loans of Payee which are similarly structured, of a similar amount and for a similar purpose.

         8.      (a)      AVAILABILITY OF INTEREST RATE.  If the Payee
determines that (i) maintenance of the Fixed Rate Advances would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, (ii) deposits of a type and maturity appropriate to match fund a Fixed Rate Advance are not available, or (iii) a Eurodollar Rate does not accurately reflect the cost of making or maintaining a Fixed Rate Advance, then the Payee shall suspend the availability of the affected LIBOR Rate Option and require any Fixed Rate Advances outstanding under an affected LIBOR Rate Option to be converted to an unaffected Rate Option; provided, however, with respect to the circumstance described above in clause (iii) of this Section 8(a) only, the Fixed Rate shall be converted to an unaffected Rate Option at the end of the Eurodollar Interest Period applicable to such Fixed Rate Advance. Subject to the terms and conditions of this Note, including the minimum borrowing provisions applicable to the Fixed Rate Advance for which a new Rate Option is selected, the Maker may select, by giving a Rate Selection Notice in not less than the Minimum Notice Period, any unaffected Rate Option to apply to such affected Advances. If the Maker fails to select a new Rate Option, the affected Advances shall be Floating Rate Advances.

         (b) FAILURE TO PAY OR BORROW ON CERTAIN DATES. If any payment of a Fixed Rate Advance occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance is not made on the date specified by the Maker for any reason other than a default by the Payee, the Maker will indemnify the Payee for any loss or cost incurred by Payee resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

         (c) BANK CERTIFICATES; SURVIVAL OF INDEMNITY. A certificate of the Payee as to the amount due under Sections 7 and 8(b) shall be final, conclusive and binding on the Maker in the absence of manifest error. Determination of amounts payable under such Sections 7 and 8(b) in connection with a Fixed Rate Advance shall be calculated as though the Holder funded its Fixed Rate Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Fixed Rate Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the certificate shall be payable on demand after receipt by the Maker of the certificate. The obligations under Section 7 and 8(b) shall survive for a period of six (6) months following repayment of the Loan.

         9. PAYMENTS OF INTEREST. Accrued and unpaid interest only shall be due and payable on the last day of each calendar month commencing on October 31, 1996 and continuing through and including September 30, 1998.

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         10. PAYMENT OF PRINCIPAL. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full on September 30, 1998.

         11. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, the balance of such payment shall be applied to the outstanding principal balance of this Note in the following order of application:

         (a) The Principal Amount accruing interest at the Floating Rate at the time of such prepayment; and

         (b) The Principal Amount accruing interest at the Eurodollar Rate as of the date of such prepayment in the order of the maturity dates of the Eurodollar Interest Periods in effect at such time.

         12. FACILITY. The loan evidenced by this Note is governed by the terms of the Loan Agreement whereby advances of principal under this Note shall be made pursuant to and subject to the Loan Agreement.

         13. PREPAYMENT. Maker may from time to time, pay all or any portion of outstanding Floating Rate Advances. A Fixed Rate Advance may not be paid prior to the last day of the applicable Eurodollar Interest Period unless, at the time of such prepayment, Maker pays to Holder all costs associated with the early termination of such Fixed Rate Advance as provided in Section 8(b) herein.

         14. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         15. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on each Advance at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         16.     WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed
(i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         17. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         18. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         19. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         20. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         21. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         22. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         23. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                      MAKER:


                                      THE PROFIT RECOVERY GROUP
                                      INTERNATIONAL, INC., a Georgia
                                      corporation


                                      By:
                                         --------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                      Attest:
                                              ---------------------------------
                                               Tony G. Mills, Secretary

                                                  (CORPORATE  SEAL)

================================================================================

                                  CERTIFICATE
                                       OF
                 THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.

================================================================================

         The undersigned officers of THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                          DATE                           OTHER PARTY
         --------                          ----                           -----------
Loan and Security Agreement          September __, 1996             NationsBank, N.A. (South)
$10,000,000.00 Promissory Note       September __, 1996             NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

              Name and Title                            Signatures


Donald E. Ellis, Jr., Senior Vice President
                                                 ______________________________

Tony G. Mills, Secretary
                                                 ______________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.




                                          ______________________________________
[CORPORATE SEAL]                          DONALD E. ELLIS, Senior Vice President
                                          of The Profit Recovery Group
                                          International, Inc.

_________________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
International, Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

===============================================================================

                                  CERTIFICATE
                                       OF
                THE PROFIT RECOVERY GROUP INTERNATIONAL I, INC.

===============================================================================


         The undersigned officers of THE PROFIT RECOVERY GROUP INTERNATIONAL I, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                        DATE                              OTHER PARTY
         --------                        ----                              -----------
Loan and Security Agreement       September __, 1996                NationsBank, N.A. (South)
Guaranty                          September __, 1996                NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

                 Name and Title                          Signatures


Donald E. Ellis, Jr., Senior Vice President
                                                _____________________________

Tony G. Mills, Secretary
                                                _____________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.




                                         ______________________________________
[CORPORATE SEAL]                         DONALD E. ELLIS, Senior Vice President
                                         of The Profit Recovery Group
                                         International I, Inc.

____________________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
International I, Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

===============================================================================

                                  CERTIFICATE
                                       OF
                      THE PROFIT RECOVERY GROUP U.K., INC.

===============================================================================


         The undersigned officers of THE PROFIT RECOVERY GROUP U.K., INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                                  DATE                              OTHER PARTY
         --------                                  ----                              -----------
Loan and Security Agreement                September __, 1996                NationsBank, N.A. (South)
Guaranty                                   September __, 1996                NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

               Name and Title                             Signatures


Donald E. Ellis, Jr., Senior Vice President      ______________________________

Tony G. Mills, Secretary
                                                 ______________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.





                                         _______________________________________
[CORPORATE SEAL]                         DONALD E. ELLIS, Senior Vice President
                                         of The Profit Recovery Group U.K., Inc.


______________________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
U.K., Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

================================================================================

                                  CERTIFICATE
                                       OF
                      THE PROFIT RECOVERY GROUP ASIA, INC.

================================================================================


         The undersigned officers of THE PROFIT RECOVERY GROUP ASIA, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                          DATE                              OTHER PARTY
         --------                          ----                              -----------
Loan and Security Agreement           September __, 1996                NationsBank, N.A. (South)
Guaranty                              September __, 1996                NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

               Name and Title                           Signatures


Donald E. Ellis, Jr., Senior Vice President
                                                 ______________________________

Tony G. Mills, Secretary
                                                 ______________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.




                                         _______________________________________
[CORPORATE SEAL]                         DONALD E. ELLIS, Senior Vice President
                                         of The Profit Recovery Group Asia, Inc.


____________________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
Asia, Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

================================================================================

                                  CERTIFICATE
                                       OF
                     THE PROFIT RECOVERY GROUP CANADA, INC.

================================================================================


         The undersigned officers of THE PROFIT RECOVERY GROUP CANADA, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                          DATE                              OTHER PARTY
         --------                          ----                              -----------
Loan and Security Agreement          September __, 1996                NationsBank, N.A. (South)
Guaranty                             September __, 1996                NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

              Name and Title                              Signatures


Donald E. Ellis, Jr., Senior Vice President
                                                 _______________________________

Tony G. Mills, Secretary
                                                 _______________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.




                                      _________________________________________
[CORPORATE SEAL]                      DONALD E. ELLIS, Senior Vice President
                                      of The Profit Recovery Group Canada, Inc.



________________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
Canada, Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

================================================================================

                                  CERTIFICATE
                                       OF
                  THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.

================================================================================


         The undersigned officers of THE PROFIT RECOVERY GROUP NEW ZEALAND, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                          DATE                              OTHER PARTY
         --------                          ----                              -----------
Loan and Security Agreement          September __, 1996                NationsBank, N.A. (South)
Guaranty                             September __, 1996                NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

             Name and Title                               Signatures


Donald E. Ellis, Jr., Senior Vice President
                                                ________________________________

Tony G. Mills, Secretary
                                                ________________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.





                                  _____________________________________________
[CORPORATE SEAL]                  DONALD E. ELLIS, Senior Vice President
                                  of The Profit Recovery Group New Zealand, Inc.


_______________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
New Zealand, Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

================================================================================

                                  CERTIFICATE
                                       OF
                    THE PROFIT RECOVERY GROUP BELGIUM, INC.

================================================================================


         The undersigned officers of THE PROFIT RECOVERY GROUP BELGIUM, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                          DATE                              OTHER PARTY
         --------                          ----                              -----------
Loan and Security Agreement          September __, 1996                NationsBank, N.A. (South)
Guaranty                             September __, 1996                NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

             Name and Title                              Signatures


Donald E. Ellis, Jr., Senior Vice President
                                              __________________________________

Tony G. Mills, Secretary
                                              __________________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.





                                      _________________________________________
[CORPORATE SEAL]                      DONALD E. ELLIS, Senior Vice President
                                      of The Profit Recovery Group Belgium, Inc.


__________________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
Belgium, Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

================================================================================

                                  CERTIFICATE
                                       OF
                  THE PROFIT RECOVERY GROUP NETHERLANDS, INC.

================================================================================


         The undersigned officers of THE PROFIT RECOVERY GROUP NETHERLANDS, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                          DATE                              OTHER PARTY
         --------                          ----                              -----------
Loan and Security Agreement         September __, 1996                NationsBank, N.A. (South)
Guaranty                            September __, 1996                NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

              Name and Title                              Signatures

Donald E. Ellis, Jr., Senior Vice President
                                               _________________________________

Tony G. Mills, Secretary
                                               _________________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.





                                  ______________________________________________
[CORPORATE SEAL]                  DONALD E. ELLIS, Senior Vice President
                                  of The Profit Recovery Group Netherlands, Inc.


______________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
Netherlands, Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

================================================================================

                                  CERTIFICATE
                                       OF
                     THE PROFIT RECOVERY GROUP MEXICO, INC.

================================================================================


         The undersigned officers of THE PROFIT RECOVERY GROUP MEXICO, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:


         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

         DOCUMENT                          DATE                              OTHER PARTY
         --------                          ----                              -----------
Loan and Security Agreement          September __, 1996                NationsBank, N.A. (South)
Guaranty                             September __, 1996                NationsBank, N.A. (South)


The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

             Name and Title                              Signatures


Donald E. Ellis, Jr., Senior Vice President
                                             ___________________________________

Tony G. Mills, Secretary
                                             ___________________________________

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.





                                       _________________________________________
[CORPORATE SEAL]                       DONALD E. ELLIS, Senior Vice President
                                       of The Profit Recovery Group Mexico, Inc.


___________________________________________
TONY G. MILLS, Secretary of
The Profit Recovery Group
Mexico, Inc.





Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

===============================================================================

                                   CERTIFICATE
                                       OF

                     THE PROFIT RECOVERY GROUP FRANCE, INC.

===============================================================================

         The undersigned officers of THE PROFIT RECOVERY GROUP FRANCE, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:

         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:


     DOCUMENT                           DATE                                OTHER PARTY

     --------                           ----                                -----------

Loan and Security Agreement       September __, 1996                NationsBank, N.A. (South)
Guaranty                          September __, 1996                NationsBank, N.A. (South)

The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

                  Name and Title                        Signatures
                  --------------                        ----------


Donald E. Ellis, Jr., Senior Vice President

                                                  -----------------------------
Tony G. Mills, Secretary

                                                  -----------------------------

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.

                                   --------------------------------------------
[CORPORATE SEAL]                   DONALD E. ELLIS, Senior Vice President
                                   of The Profit Recovery Group France, Inc.

------------------------------
TONY G. MILLS, Secretary of
The Profit Recovery Group
France, Inc.

Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

===============================================================================

                                   CERTIFICATE
                                       OF

                    THE PROFIT RECOVERY GROUP AUSTRALIA, INC.

===============================================================================

         The undersigned officers of THE PROFIT RECOVERY GROUP AUSTRALIA, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:

         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:


         DOCUMENT                           DATE                                OTHER PARTY

         --------                           ----                                -----------

Loan and Security Agreement         September __, 1996                 NationsBank, N.A. (South)
Guaranty                            September __, 1996                 NationsBank, N.A. (South)

The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

                  Name and Title                            Signatures
                  --------------                            ----------

Donald E. Ellis, Jr., Senior Vice President

                                                  -----------------------------
Tony G. Mills, Secretary

                                                  -----------------------------

         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.

                                --------------------------------------------
[CORPORATE SEAL]                DONALD E. ELLIS, Senior Vice President
                                of The Profit Recovery Group Australia, Inc.

-----------------------------
TONY G. MILLS, Secretary of
The Profit Recovery Group
Australia, Inc.

Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

===============================================================================

                                   CERTIFICATE
                                       OF

                    THE PROFIT RECOVERY GROUP AUSTRALIA, INC.

===============================================================================

         The undersigned officers of THE PROFIT RECOVERY GROUP GERMANY, INC., a Georgia corporation (the "Corporation"), hereby certify and covenant in their representative capacities on behalf of the Corporation as follows:

         1. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Corporation which were duly adopted on or about ______________, 1996 (the "Resolutions"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Corporation. A true and correct copy of the Corporation's Articles of Incorporation is attached hereto as Exhibit 2. A true and correct copy of the Corporation's by-laws is attached hereto as Exhibit 3. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         2. The Corporation has duly authorized, executed and delivered, and approved by all necessary action, the following documents pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:


         DOCUMENT                           DATE                                OTHER PARTY

         --------                           ----                                -----------
Loan and Security Agreement         September __, 1996                 NationsBank, N.A. (South)
Guaranty                            September __, 1996                 NationsBank, N.A. (South)

The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the above-described documents (which documents are hereinafter collectively called the "Loan Documents").

         3. The Corporation has the corporate power to execute the Loan Documents and to perform the obligations required to be performed by the Corporation under the terms of the Loan Documents.

         4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

                  Name and Title                           Signatures
                  --------------                           ----------

Donald E. Ellis, Jr., Senior Vice President

                                             ----------------------------------

Tony G. Mills, Secretary

                                             ----------------------------------
         5. As of the date hereof, each of the Loan Documents is in full force and effect and each constitutes the valid, binding and legally enforceable obligation of the Corporation, and the Lender is entitled to the benefits of the same. The Corporation has authorized by all necessary action the execution, delivery, receipt and due performance of any and all other agreements and documents which may be required to be executed, delivered, received or performed by the Corporation in order to carry out, give effect to and consummate the transactions contemplated by the Loan Documents. Each of the representations and warranties of the Corporation contained in the Loan Documents is accurate and complete in all respects as of the date of this Certificate. The Corporation is on the date hereof in full compliance with all the terms and provisions set forth in the Loan Documents and not in default thereunder.

         6. All necessary consents, approvals or authorizations of, or declarations, notices, registrations or filings with, governmental authorities required for the execution, delivery and performance of the Loan Documents by the Corporation and the carrying out of the conduct and activities contemplated by the Loan Documents have been obtained or made.

         7. The seal affixed to this Certificate and the Loan Documents is the legally adopted, proper and only official corporate seal of the Corporation.

         8. The Corporation's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located (and, at all times since its formation, has been located) in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located (and, at all times since its incorporation, has been located) in Cobb County, Georgia.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of this ____ day of September, 1996.

                                   --------------------------------------------
[CORPORATE SEAL]                   DONALD E. ELLIS, Senior Vice President
                                   of The Profit Recovery Group Germany, Inc.

--------------------------
TONY G. MILLS, Secretary of

The Profit Recovery Group
Germany, Inc.

Exhibit 1 - Resolutions
Exhibit 2 - Articles of Incorporation
Exhibit 3 - By-Laws

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

      ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

NOTICE TO THE GUARANTOR: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                                     THE PROFIT RECOVERY GROUP
                                                     INTERNATIONAL I, INC.

         [CORPORATE SEAL]

Attest:                                         By:

       ----------------------------                ----------------------------
         Tony G. Mills, Secretary                   Donald E. Ellis, Jr., Senior
                                                        Vice President

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING
BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

    (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

   NOTICE TO THE GUARANTOR: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                           THE PROFIT RECOVERY GROUP ASIA, INC.

         [CORPORATE SEAL]

Atest:                                 By:

       --------------------------         ---------------------------------
         Tony G. Mills, Secretary          Donald E. Ellis, Jr., Senior
                                              Vice President

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING
BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

    (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

 NOTICE TO THE GUARANTOR: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                                     THE PROFIT RECOVERY GROUP
                                                     CANADA, INC.

         [CORPORATE SEAL]

Attest:                                        By:

       ----------------------                     -----------------------------
         Tony G. Mills, Secretary                 Donald E. Ellis, Jr., Senior
                                                        Vice President

NationsBank

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING
BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

  NOTICE TO THE GUARANTOR: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                                     THE PROFIT RECOVERY GROUP
                                                     NEW ZEALAND, INC.

         [CORPORATE SEAL]

Attest:                                       By:

       ---------------------------               ------------------------------
         Tony G. Mills, Secretary                 Donald E. Ellis, Jr., Senior
                                                          Vice President

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

    ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING
BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

         (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

   NOTICE TO THE GUARANTOR: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                                  THE PROFIT RECOVERY GROUP
                                                  NETHERLANDS, INC.

         [CORPORATE SEAL]

Attest:                                       By:

       ---------------------------              -------------------------------
         Tony G. Mills, Secretary                Donald E. Ellis, Jr., Senior
                                                         Vice President

NATIONSBANK                                                           GUARANTY

ATLANTA, GEORGIA                                          SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

    ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING
BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

    (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

    Notice to the Guarantor: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                                     THE PROFIT RECOVERY GROUP
                                                     BELGIUM, INC.

         [CORPORATE SEAL]

Attest:                                       By:

       ------------------------                  ------------------------------
         Tony G. Mills, Secretary                Donald E. Ellis, Jr., Senior
                                                         Vice President

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

    (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

  Notice to the Guarantor: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                                     THE PROFIT RECOVERY GROUP
                                                     FRANCE, INC.

         [CORPORATE SEAL]

Attest:                                       By:

       -----------------------------             -------------------------------
         Tony G. Mills, Secretary                 Donald E. Ellis, Jr., Senior
                                                         Vice President

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                             SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

    (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

  NOTICE TO THE GUARANTOR: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                             THE PROFIT RECOVERY GROUP
                                             AUSTRALIA, INC.

         [CORPORATE SEAL]

Attest:                                  By:

      ------------------------------        ---------------------------------
         Tony G. Mills, Secretary               Donald E. Ellis, Jr., Senior
                                                       Vice President

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

   (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

   NOTICE TO THE GUARANTOR: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                                     THE PROFIT RECOVERY GROUP
                                                     GERMANY, INC.

         [CORPORATE SEAL]

Attest:                                    By:

       ---------------------------            ---------------------------------
         Tony G. Mills, Secretary               Donald E. Ellis, Jr., Senior
                                                        Vice President

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

    (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

   Notice to the Guarantor: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                           THE PROFIT RECOVERY GROUP U.K., INC.

         [CORPORATE SEAL]

Attest:                                  By:

       -----------------------------         ----------------------------------
         Tony G. Mills, Secretary               Donald E. Ellis, Jr., Senior
                                                         Vice President

NationsBank(R)

                                                                        GUARANTY

ATLANTA, GEORGIA                                            SEPTEMBER ___, 1996

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. (hereinafter called the "Debtor") by NATIONSBANK, N.A. (SOUTH) (hereinafter, together with its successors and assigns, called the "Lender"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of (a) all obligations, liabilities and indebtedness of the Debtor to the Lender, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due; (b) any and all extensions, renewals, modifications, or substitutions of the foregoing, and all expenses, including without limitation reasonable attorneys' fees actually incurred if the Lender endeavors to collect from the Debtor by law or through an attorney at law; (c) any indebtedness resulting from advances made on the Debtor's behalf by Lender to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Liabilities; (d) all other charges and expenses, including without limitation late charges, and the payment of all costs, expenses, charges and other expenditures required to be made by Debtor, or which Debtor agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein collectively referred to as the "Liabilities".

     Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Debtor with all terms, conditions, covenants, agreements and undertakings of Debtor (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities and under all deeds to secure debt, security agreements and other documents, however described or denominated, pledging collateral and in any way securing payment of the Liabilities, and under all other agreements, documents and instruments executed in connection with the Liabilities or related thereto (all such deeds to secure debt, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents").

     In the event that Debtor fails to perform any of the Obligations or pay any of the Liabilities (after any applicable grace or cure period), undersigned shall, upon the demand of Lender, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Lender all Obligations.

     The undertakings of the Undersigned hereunder are independent of the Liabilities and Obligations of Debtor, and a separate action or actions for payment, damages, or performance may be brought or prosecuted against the undersigned whether or not an action is brought against the Debtor or to realize upon the security for the Liabilities and Obligations, and whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

     Undersigned hereby represents that all loans and other financial accommodations by the Lender to the Debtor will be to the direct interest and advantage of the undersigned.

     Undersigned hereby transfers and conveys to the Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of the Lender, and the Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Lender for any reason, including without limitation all dividends and distributions on or other rights in connection therewith. Lender may, at any time after the occurrence of and during the continuance of an event of default under the Loan Documents (and after expiration of any applicable grace or cure period), without demand or notice of any kind, except as may be expressly required herein or in any of the Loan Documents, at any time and from time to time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Lender for any purpose.

     This guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Lender of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Lender and no such action shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities or Obligations existing at the date of receipt of such notice by the Lender, any interest thereon or any expenses paid or incurred by the Lender in endeavoring to collect the Liabilities or enforce the Obligations, or any part thereof, and in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The Lender may, from time to time, without notice to the undersigned (or any of them) (a) retain or obtain a security interest in any property whether real, personal, mixed, tangible or intangible or choses in action (the "Collateral") to secure any of the Liabilities or Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities or Obligations, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in the Collateral and permit any substitution or exchange for the Collateral or any part thereof, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities or performance of the Obligations, whether or not the Lender shall have resorted to any of the Collateral, or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations.

     Any amount received by the Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Lender may from time to time elect.

     The undersigned hereby expressly waive(s): notice of acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities or Obligations, (c) notice of default, non-payment or partial payment, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, except as required herein or pursuant to the terms of the Loan Documents, (e) all diligence in collection or protection of or realization upon the Liabilities or Collateral or in enforcing any remedy available to Lender under any of the Loan Documents, and (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated (or any similar law of any other jurisdiction) relating to the undersigned's right to discharge upon the undersigned's giving notice to the Lender to proceed against the Debtor for collection after the Liabilities are due and payable, and the failure or refusal of Lender to thereupon commence an action, or foreclose any Collateral within any specified time period or at any time.

     The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities or Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities or Obligations, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Liabilities or Obligations as it has not sold, assigned or transferred.

     No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Liabilities and Obligations of the undersigned hereunder shall not be released, impaired or affected in any manner by reason of: (a) the taking of any action consented to or permitted by the undersigned herein or otherwise, or (b) failure of the Lender to take any such actions.

     For the purpose of this guaranty, this guaranty shall be fully enforceable, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the validity or enforceability of the Liabilities or Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. Without limiting the generality of the foregoing, if the Debtor is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Liabilities and Obligations to the Lender purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officers or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized or not.

     This guaranty is cumulative of and shall not affect, modify or limit any other guaranty executed by the undersigned with respect to any Liabilities or Obligations.

     In the event Lender is required to relinquish or return any payments, or any Collateral or the proceeds thereof, in whole or in part, which had been previously applied or retained for application against the Liabilities, by reason of a proceeding arising out of a Bankruptcy case, or for any other reason, this guaranty shall automatically be reinstated and continue to be effective notwithstanding any previous cancellation or release effected by Lender.

     All sums payable by the undersigned hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding (except as required by law) whatsoever, or, in the event that the undersigned is required by law to make any such deduction or withholding, the undersigned shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder.

     This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.

     The undersigned hereby expressly and irrevocably waives all rights that it may have at law or in equity to seek subrogation, indemnification, contribution or any other form of reimbursement from the Debtor or any other person now or hereafter primarily or secondarily liable for any of the Liabilities or the Obligations, all rights to enforce any remedy the Lender may have against the Debtor and any benefit of, or right to participate in any collateral or security, now and hereafter held by the Lender in respect to the Liabilities and Obligations, even upon payment in full of the Liabilities and satisfaction of the Obligations.

     THE UNDERSIGNED HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT SITTING IN COBB COUNTY, GEORGIA, OR THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION CONCERNING THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE UNDERSIGNED ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY RELATED LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO

COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM IN WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (1) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

    (B) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (ii) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE LENDER HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO LIMIT THE RIGHT OF GUARANTOR TO SEEK INJUNCTIVE RELIEF.

  Notice to the Guarantor: You are being asked to guarantee this debt, as well as future debts of the Debtor entered into with this Lender. Think carefully before you do. If the Debtor does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Debtor does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Lender can collect this debt from you without first trying to collect from the Debtor. The Lender can use the same collection methods against you that can be used against the Debtor, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

     IN WITNESS WHEREOF, the undersigned have caused this guaranty to be executed, sealed and delivered by its duly authorized officers as of the day and year first above written.

                                                     THE PROFIT RECOVERY GROUP
                                                     MEXICO, INC.

         [CORPORATE SEAL]

Attest:                                       By:

       ------------------------------            ------------------------------
         Tony G. Mills, Secretary                 Donald E. Ellis, Jr., Senior
                                                         Vice President